[LOGO]
THE PILLAR
FUNDS (REGISTRATION MARK)

ANNUAL
REPORT TO
SHAREHOLDERS
DECEMBER 31, 1995


This information must be preceded or accompanied by a current prospectus for each portfolio described.

THE PILLAR FUNDS
================================================================================



To Our Shareholders:

The year just concluded was the best of the decade for U.S. financial assets. Fixed income returns varied from 10% to 20% or more, depending on maturity and equity returns were above 35% as measured by the Popular Averages. For the most part, these returns were unanticipated at the beginning of the year as profit gains proved larger than expected and interest rates reversed the sharp increases of 1994. However, most equity gains were in large capitalization blue chips, with small and mid-cap stocks lagging. U.S. markets far exceeded returns in most overseas and emerging markets.

Despite stocks and bonds ending 1995 at record levels, economic growth seemed to weaken late in the year. Consumer spending during Christmas was lackluster, auto sales edged lower and export growth weakened as the economies of our major trading partners slowed. Whatever the outcome of the current budget wrangle between the Administration and Congress, it appears that federal spending as a source of economic output will be lower, going forward. Slowing growth is generally not the prescription for continuing substantial market gains.

THE ECONOMY

We do not expect a recession in 1996. We believe that growth has slowed from the high water mark of 4.2% in the third quarter but that it will not turn negative in 1996. Recent weakness in consumer sales data is seen as somewhat ambiguous. The data does not adequately capture mail order, electronic and telecommunication services which have become a larger portion of consumer spending. In addition, personal income growth as measured in the GDP continues to grow nicely augmented by strong financial markets. Worrisome trends include, rising delinquency rates on consumer credit cards and weakness in new car sales. Mortgage delinquency rates, on the other hand, have remained steady. All-in-all, we would expect GDP to rise about 2.0% in 1996. With the consumer still accounting for about two-thirds of GDP, this should be enough to avoid recession.

But we do believe that corporate profit growth could be a casualty in 1996. Export growth will slow, government spending will be flat at best and the ability to raise prices will be constricted. Inventories seem high in relation to current order trends. Offsetting this somewhat is that corporate restructurings continue at a strong pace. Inflation remains under control, with the CPI likely to finish under 3% for the fourth straight year. This has allowed productivity gains to accrue to net profits. Nevertheless, we would expect profit growth to fall to 5-10% in 1996, form the 15-20% rate in 1995. Growth will likely be better in the second half of the year when comparisons get easier.

We would add one caveat to this benign profit forecast. Since the beginning of this recovery in 1991, there has been a large shift in the make-up of the GDP with capital spending leading the way as corporations substitute capital for labor. This is a consequence of lower interest rates and reduced prices for equipment, particularly technology. This could be nearing its end as slowing labor force growth leads to rising labor costs and a greater share of corporate profits going to labor rather than shareholders. This should not be an issue until later in the decade.

THE MARKETS

Most investors, ourselves included, were not expecting the robust markets we enjoyed from the beginning of the year. In retrospect we see three reasons for this. The first was that other types of investment assets offered uninspiring returns. Real estate, commodities and other tangible assets had seen large increases through most of the last two decades and were also impaired by adverse tax law changes. Secondly, financial assets were fueled by liquidity offered by growing use of 401(k) plans. These plans are substituting in large measure for traditional employee benefit plans and placing the responsibility for retirement savings on the individual. While the evidence is still scant, it would appear that aging baby boomers are heeding frequent comment about the possible future insolvency of the Social Security System and taking matters into their own hands by starting to provide for their own future. Third was the sharp decline in interest rates that occurred with the 30 year Treasury bond declining from 8% to 6% at year end.

We think financial asset returns will be positive in 1996. But we would be remiss in not warning that expected returns will likely be much less than in the year just concluded. We see three reasons for caution: the near term uncertainty over the shape of the budget; the probability of slowing profit growth mostly in the first half; and the longer term uncertainty of the elections in November. Some building of reserves as we go through the year may be in order.

With inflation under control, we think interest rates could continue to fall. Taxable bonds could provide a total return of 6-8% but the outsized gains of 1995 are probably not in the cards. We continue to recommend maturities of

================================================================================



three to seven years with the average about equal to the relevant index. In the municipal arena, we think fears of a flat tax are overdone and there may be some bargains in longer maturities.

We are in the fourth year of a Presidential cycle and if history is a guide, stocks usually advance. The theory being that the party in power will do everything to keep the economy moving. Additionally, where previous year's gains have been as large as 1995, subsequent years usually provide continued upside. As in most Presidential election years, we think most of the gain will occur in the first half as the uncertainty of the outcome plays a greater role the nearer we get to November. We think stocks have a potential 8-10% total return here but believe that leadership may change from those groups which led last year.

We will continue to emphasize those companies and industries which are in the midst of long term restructuring and consolidation. This is often fertile ground for improving cash flows which may benefit shareholders through share repurchase, acquisitions which improve the growth rate or higher dividends. We will also continue to invest in those companies that have predictable earnings based on unit growth or companies that are exposed to overseas markets where growth may be higher than in the U.S.

We will also look to laggard market sectors for sources of new investment opportunities. Many international markets have lagged the U.S., valuations are not expensive and room for interest cuts are good. In the U.S. markets, small and mid-cap segments may offer possibilities as well as lagging sectors such as retail. We think the above areas will offer new opportunities and represent our best judgment as we enter 1996.

Sincerely,

/s/  DAVID G. LEE
David G. Lee
President and Chief Executive Officer
The Pillar Funds

/s/  FERNANDO GARIP
Fernando Garip
Vice President
Senior Investment Officer
United Jersey Bank

MONEY MARKET REVEIW
================================================================================

The Pillar Funds -- December 31, 1995

U.S. TREASURY SECURITIES MONEY MARKET FUND

PRIME OBLIGATION MONEY MARKET FUND

U.S. TREASURY SECURITIES PLUS
MONEY MARKET FUND

After rising substantially during 1994, short term interest rates began a gradual decline during the middle of the 1995. After peaking at 6%, the Federal Reserve decided to lower short term "policy" rates, i.e., Fed Funds, by a total of 50 basis points in two incremental moves of 25 basis points each. This has brought the benchmark Funds rate to 5.5% from its earlier peak of 6%.

As the overall Treasury Yield Curve continued to flatten, it remained clear to us that short term interest rates would fall. Thus, throughout 1995 we maintained maturities in all of the Pillar Money Market Funds towards the longer end of their allowable ranges. Ironically, however, the highest yields were to be attained at the very shortest maturities such as overnight repurchase agreements as the markets had continually discounted further Federal Reserve actions towards lower policy rates. Where permissible, therefore, we maintained substantial positions in these overnight investments to boost overall Fund yields.

Going forward, we continue to see an accommodative monetary policy resulting in further short term interest rate reductions, albeit at a gradual pace. This could bring short term T-Bill yields towards the 4.5% level of year end 1996. Clearly, the various economic indicators appear to show continued sluggish growth and very moderate inflation for now which should set the stage for the aforementioned action.


TAX-EXEMPT MONEY MARKET FUND

After rising sharply during 1994, yields on tax-exempt instruments declined throughout 1995. As measured by the Bond Buyer One Year Note Index, yields fell from 4.95% at year-end 1994 to 3.60% by year-end 1995. Currently, signs of modest economic growth, subdued inflationary pressures and an accommodative Federal Reserve point toward a less volatile interest rate environment.

The average maturity of the Tax-Exempt Money Market Fund at year-end was 50 days. Based upon our belief that rates will decline moderately in the first quarter of the year, we expect to modestly lengthen the average maturity of the fund.

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================

The Pillar Funds -- December 31, 1995

SHORT-TERM INVESTMENT FUND

During 1995 the Pillar Fund Short Term Investment Fund Class A showed a total return of 6.19% while the Salomon One-Year Treasury Benchmark On-the-Run showed a total return of 8.09%. Late in the year Morningstar awarded the Fund five stars.

There was an inverted curve on the short end for much of the year and our relatively short weighted average maturity range took advantage of the yields.

Towards the end of 1995 we slowly lengthened maturities always staying inside the 1 year maximum for any single issue.

We expect rates to work slightly lower as we move into 1996 and the Fund is prepared for that.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                         6.19%            4.11%              3.98%
--------------------------------------------------------------------------------
 Class B (without load)          6.13%            3.95%              3.81%
--------------------------------------------------------------------------------
 Class B* (with load)            5.08%            3.61%              3.53%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Short-Term Investment Fund Class A and the Pillar Short-Term Investment Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Salomon One-Year Treasury Benchmark On-the-Run. The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000      Growth of $10,000      Growth of $10,000
               Invested in Pillar     Invested in Pillar     Invested in
               Short-Term Investment  Short-Term Investment  Salomon One-Year
               Fund Class A           Fund Class B           Treasury Benchmark
                                                             On-the-Run

4/30/92        $10,000                $9,900                 $10,000
12/31/92       $10,250                $10,130                $10,344
12/31/93       $10,553                $10,425                $10,750
12/31/94       $10,892                $10,722                $11,034
12/31/95       $11,566                $11,379                $11,927

* Return figures reflect the impact of the maximum 1.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Short-Term Investment Class A and Class B shares commenced operations on April 1, 1992.

FIXED INCOME FUND

1995 was an excellent year for the Pillar Fixed Income Fund Class A with a total return of 17.76%. This compares to the Lehman Brothers Intermediate Term Government/ Corporate Index of 15.3%. We expect that interest rates will continue to decline slightly into 1996 and the Fund is structured to take advantage of that decline.

We are holding to a duration of 4 1/2 to 5 years which translates to a weighted average maturity of 6 1/2 - 7 years.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        17.76%            7.26%              8.13%
--------------------------------------------------------------------------------
 Class B (without load)         17.36%            6.95%              7.85%
--------------------------------------------------------------------------------
 Class B* (with load)           12.70%            5.51%              6.67%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Fixed Income Fund Class A and the Pillar Fixed Income Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Intermediate Government/Corporate Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000   Growth of $10,000   Growth of $10,000
              Invested in Pillar  Invested in Pillar  Invested in
              Fixed Income        Fixed Income        Lehman Brothers
              Fund Class A        Fund Class B        Intermediate Government/
                                                      Corporate Index

 4/30/92      $10,000             $ 9,600             $10,000
12/31/92      $10,866             $10,417             $10,721
12/31/93      $12,068             $11,539             $11,663
12/31/94      $11,385             $10,858             $11,438
12/31/95      $13,406             $12,743             $13,189

* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Fixed Income Fund Class A and Class B shares commenced operations on April 1, 1992.

NEW JERSEY MUNICIPAL
SECURITIES FUND

Although the municipal market was beset throughout 1995 with the prospect of federal income tax reform, declining interest rates coupled with benign inflation

================================================================================


statistics provided a favorable environment for tax exempt securities.

The Class A shares of the Pillar New Jersey Municipal Securities Fund posted a total return of 13.57% for the year ending December 31, 1995 while the Lehman Brothers 7 year municipal index rose 14.15%. The variance in returns can be attributed to the Fund's single state status and higher average quality of the underlying securities held in the portfolio. As of year end, the Fund had an average maturity of 6.04 years and a duration of 5.03 years.

As we enter 1996, several tax reform proposals are in debate and the outcome remains unknown, clouding the outlook for municipals. However, against a back drop of strong demand, low new issuance volume, and modest inflation expectations are positively inclined.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        13.57%            6.36%             6.84%
--------------------------------------------------------------------------------
 Class B (without load)         13.30%            6.06%             6.46%
--------------------------------------------------------------------------------
 Class B* (with load)           12.17%            5.72%             6.17%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar New Jersey Municipal Fund Class A and the Pillar New Jersey Municipal Fund Class B from May 31,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers 7-year Municipal Bond Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000     Growth of $10,000     Growth of $10,000
              Invested in Pillar    Invested in Pillar    Invested in
              New Jersey Municipal  New Jersey Municipal  Lehman Brothers
              Fund Class A          Fund Class B          7-year Municipal
                                                          Bond Index

 5/31/92      $10,000               $ 9,900               $10,000
12/31/92      $10,505               $10,386               $10,610
12/31/93      $11,605               $11,434               $11,716
12/31/94      $11,127               $10,937               $11,392
12/31/95      $12,637               $12,391               $13,006

* Return figures reflect the impact of the maximum 1.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. New Jersey Municipal Securities Fund Class A and Class B shares commenced operations on May 4, 1992.

INTERMEDIATE-TERM GOVERNMENT
SECURITIES FUND

The Pillar Intermediate-Term Government Securities Fund Class A ended the year with a 15% total return. This compares favorably to the 14.4% return for the Lehman Brothers Intermediate Government/Corporate Index. At the beginning of the year, the Fund had been invested in longer term government and agency issues. A strong bond rally started in the first quarter of 1995. During the second and third quarter, maturity in the Fund was shortened to take advantage of the rally. At the end of the year, the Fund had a average maturity of 3.74 years and a duration of 3.29 years. At this time, the average maturity will continue to be in the 3 to 5 year range.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        15.00%            5.83%              6.26%
--------------------------------------------------------------------------------
 Class B (without load)         14.71%            5.53%              6.00%
--------------------------------------------------------------------------------
 Class B* (with load)           10.08%            4.09%              4.84%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Intermediate-Term Government Fund Class A and the Pillar Intermediate-Term Government Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Brothers Intermediate Government/Corporate Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000   Growth of $10,000   Growth of $10,000
              Invested in Pillar  Invested in Pillar  Invested in
              Intermediate-Term   Intermediate-Term   Lehman Brothers
              Government          Government          Intermediate
              Fund Class A        Fund Class B        Government/Corporate
                                                      Index

4/30/92       $10,000             $9,600              $10,000
12/31/92      $10,540             $10,112             $10,721
12/31/93      $11,417             $10,915             $11,663
12/31/94      $10,863             $10,360             $11,438
12/31/95      $12,493             $11,884             $13,189

* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Intermediate-Term Government Securities Fund Class A and Class B shares commenced operations on April 2, 1992.

================================================================================

The Pillar Funds -- December 31, 1995

PENNSYLVANIA MUNCIPAL SECURITIES FUND

Market yields climbed during the first quarter of the year and then fell during the remainder of 1995. Inflation remained subdued and the Federal Reserve started to ease rates during the summer. The economy continued to grow for the fourth consecutive year. Due to increased cash flows to municipalities and the public sentiment for smaller government, issuance of tax-exempts declined for the year. We made some adjustments to the fund in the first half of the year, causing some underperformance, but we ended the year with a strong quarter. For 1995 the Class A shares returned 11.53% as compared with the Lehman Brothers 5 Year Municipal Bond Index return of 11.65%.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                                                ONE YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                                         11.53%              4.68%
--------------------------------------------------------------------------------
 Class B (without load)                          11.15%              4.49%
--------------------------------------------------------------------------------
 Class B* (with load)                            10.00%              4.10%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Pennsylvania Municipal Securities Fund Class A and the Pillar Pennsylvania Municipal Securities Fund Class B from May 31,1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman 5-year Municipal Bond Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000       Growth of $10,000       Growth of $10,000
              Invested in Pillar      Invested in Pillar      Invested in
              Pennsylvania Municipal  Pennsylvania Municipal  Lehman 5-Year
              Securities              Securities              Municipal
              Fund Class A            Fund Class B            Bond Index

 5/31/93      $10,000                 $ 9,900                 $10,000
12/31/93      $10,417                 $10,309                 $10,501
12/31/94      $10,149                 $10,018                 $10,338
12/31/95      $11,319                 $11,135                 $11,541

* Return figures reflect the impact of the maximum 1.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Pennsylvania Municipal Securities Fund Class A and Class B shares commenced operations on May 3, 1993 and May 13, 1993, respectively.

GNMA FUND

This Fund was restructured in late 1994 into mostly discount pools and this proved to be an excellent decision for the declining rates that we had in 1995. The total return for Class A was 19.52%. This compares to the Salomon Mortgage Index of 16.8% and the Lehman Brothers Government/Corporate Index, a much longer duration of 19.2%. Cash flow to the Fund has been moderate and we expect that to pick up as the performance is recognized.

Currently, we will continue to invest that cash flow into discount pools.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                                                ONE YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                         19.52%       5.73%
--------------------------------------------------------------------------------
 Class B (without load)          19.24%       5.37%
--------------------------------------------------------------------------------
 Class B* (with load)            15.71%       4.17%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar GNMA Fund Class A and the Pillar GNMA Fund Class B from May 31,1993 through December 31, 1995 as compared with the growth of a $10,000 investment in the Salomon Mortgage Bond Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000   Growth of $10,000   Growth of $10,000
              Invested in Pillar  Invested in Pillar  Invested in
              GNMA                GNMA                Salomon Mortgage
              Fund Class A        Fund Class B        Bond Index

 5/31/93      $10,000             $ 9,700             $10,000
12/31/93      $10,162             $ 9,850             $10,281
12/31/94      $9,684              $ 9,353             $10,135
12/31/95      $11,574             $11,152             $11,835

* Return figures reflect the impact of the maximum 3.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. GNMA Fund Class A and Class B shares commenced operations on May 3, 1993 and May 5, 1993, respectively.

REPORT OF INVESTMENT ADVISERS
================================================================================

The Pillar Funds -- December 31, 1995

EQUITY VALUE FUND

The Pillar Equity Value Fund posted good performance for 1995 with the Class A shares rising a total of 36.71% vs. the S&P 500 Composite Index return of 37.58%. Shareholders benefited from substantial sector weightings in financial services, technology, and health care issues which were the leading market sectors during 1995. Frequent market sector rotation was one of several factors which required an exceptionally nimble disposition during the year with momentum driving one sector or another to short term cyclical extremes. Technology was one such example where shares were driven to extreme valuations earlier in the year only to see prices fall sharply during the 4th quarter. Nevertheless, our conservative disposition during the year with respect to issue selection and diversification prevented the kind of volatility which might have otherwise been the case.

As the economy appears to be slowing, corporate profits and stated earnings have also been decelerating. Recently, there has been little in the way of overall market leadership with an eclectic mix of companies posing better than expected earnings increases and a rising number of companies posting disappointing results as well. The generally negative impact this might have, however, is being offset by the accommodative stance of the Federal Reserve which has lowered short term rates on two separate occasions providing, at the very least, a solid base under what some might see as an overvalued market.

1996 should see more modest returns than was the case in 1995, however, given the fact that a recession seems unlikely while bond yields remain at historically low levels, our shareholders may again be pleasantly surprised.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        36.71%           11.05%              10.96%
--------------------------------------------------------------------------------
 Class B (without load)         36.35%           10.77%              10.70%
--------------------------------------------------------------------------------
 Class B* (with load)           30.84%            9.29%               9.50%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Equity Value Fund Class A and the Pillar Equity Value Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000   Growth of $10,000   Growth of $10,000
              Invested in Pillar  Invested in Pillar  Invested in Pillar
              Equity Value        Equity Value        Standard & Poor's
              Fund Class A        Fund Class B        500 Composite Index

 4/30/92      $10,000             $ 9,600             $10,000
12/31/92      $10,688             $10,231             $10,725
12/31/93      $11,321             $10,829             $11,807
12/31/94      $10,686             $10,199             $11,960
12/31/95      $14,608             $13,906             $16,453

* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Value Fund Class A and Class B shares commenced operations on April 1, 1992.


EQUITY INCOME FUND

During 1995, stocks recorded their best performance in recent years with the Standard & Poor's 500 Composite Index rising 37.58%. Results were aided by falling interest rates and sharply rising corporate profits. Large capitalization stocks outperformed smaller companies. Your Fund's Class A shares advanced 35.55%, (led by gains in financial and telephone shares where the Fund was well represented).

================================================================================

The Pillar Funds -- December 31, 1995

Looking to 1996, the manager believes that stable inflation should provide steady interest rates and together with more modest profit growth should provide a setting for moderate growth in financial assets. This should be a good environment for shares offering some growth with rising dividends which account for a preponderance of the Fund's holdings.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        35.55%           12.63%             12.68%
--------------------------------------------------------------------------------
 Class B (without load)         35.21%           12.37%             12.41%
--------------------------------------------------------------------------------
 Class B* (with load)           29.78%           10.84%             11.18%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Equity Income Fund Class A and the Pillar Equity Income Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index. The plot points used to draw the line graph were as follows:

Period Ended  Growth of $10,000   Growth of $10,000   Growth of $10,000
              Invested in Pillar  Invested in Pillar  Invested in Pillar
              Equity Income       Equity Income       Standard & Poor's
              Fund Class A        Fund Class B        500 Composite Index


 4/30/92      $10,000             $ 9,600             $10,000
12/31/92      $10,662             $10,215             $10,725
12/31/93      $11,757             $11,231             $11,807
12/31/94      $11,238             $10,719             $11,960
12/31/95      $15,233             $14,493             $16,453

* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Income Fund Class A and Class B shares commenced operations on April 1, 1992.

MID CAP VALUE FUND

Although the Fund had a very positive year we underperformed some of the more popular indices. This underperformance was the result of (1) an overweighting in material and transportation companies; (2) an underweighting in technology (although this sector suffered sharp declines in the fourth quarter it still outperformed for the year) and (3) the impact of sharp declines in several stocks caused by earnings' shortfalls compared to analysts expectations. The concentration of assets in fewer manager's hands again saw large capitalization stocks out performing small to mid-cap stocks. Our performance return of 19.49% for Class A shares is in comparison to the S&P Mid-Cap 400 Index of 30.93% and the Russell 2,000 value index of 25.75%. Reduction or repeal of the capital gains tax would be particularly helpful to this market sector going forward.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        19.49%            7.04%              8.49%
--------------------------------------------------------------------------------
 Class B (without load)         19.13%            6.75%              8.21%
--------------------------------------------------------------------------------
 Class B* (with load)           14.37%            5.30%              7.03%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Mid Cap Value Fund Class A and the Pillar Mid Cap Value Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in Standard & Poor's Mid-Cap 400 Index. The plot points used to draw the line graph were as follows:


Period Ended   Growth of $10,000   Growth of $10,000   Growth of $10,000
               Invested in Pillar  Invested in Pillar  Invested in Standard
               Mid Cap Value       Mid Cap Value       & Poor's Mid-Cap
               Fund Class A        Fund Class B        400 Index

 4/30/92       $10,000             $ 9,600             $10,000
12/31/92       $11,037             $10,589             $11,385
12/31/93       $12,496             $11,953             $12,972
12/31/94       $11,329             $10,813             $12,506
12/31/95       $13,537             $12,881             $16,378

* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Mid Cap Value Fund Class A and Class B shares commenced operations on April 1, 1992.

BALANCED GROWTH FUND

Pillar Balanced Growth Fund shareholders enjoyed a particularly good year realizing a total return in the Class A shares of 27.76% vs a balanced index return of 26.4%. (The balanced index consists of 50% S&P 500 and 50% Lehman Brothers Government/Corporate Intermediate Index).

================================================================================


The asset allocation of the Fund remained at 50% equity and 50% fixed income for most of 1995, which, while less aggressive than many similar funds, was consistent with a conservative value oriented position.

Regarding the equity portion, substantial emphasis was placed on the Financial, Health Care, and Technology sectors where overall returns were highest. The vast majority of issues in this segment were large capitalization stocks that are leaders in their particular field.

The Fixed Income segment, as in past years, continued to emphasize very high quality and a maturity pattern similar to that of the Lehman Intermediate Government/Corporate Index of 4.5 yrs. As long and short rates fell for most of year, shareholders of the fund were able to capture most of the available return in the fixed income markets.

             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                               ONE YEAR        THREE YEAR       SINCE INCEPTION
--------------------------------------------------------------------------------
 Class A                        27.76%           9.55%               9.36%
--------------------------------------------------------------------------------
 Class B (without load)         27.53%           9.30%               9.08%
--------------------------------------------------------------------------------
 Class B* (with load)           22.47%           7.83%               7.89%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar Balanced Growth Fund Class A and the Pillar Balanced Growth Fund Class B from April 30,1992 through December 31, 1995 as compared with the growth of a $10,000 investment in the Lehman Intermediate Government/Corporate Index and Standard & Poor's 500 Composite Index. The plot points used to draw the line graph were as follows:


Period Ended  Growth of $10,000   Growth of $10,000   Growth of $10,000
              Invested in Pillar  Invested in Pillar  Invested in Lehman
              Balanced Growth     Balanced Growth     Intermediate
              Fund Class A        Fund Class B        Government/
                                                      Corporate Index

4/30/92       $10,000             $9,600              $10,000
12/31/92      $10,533             $10,093             $10,721
12/31/93      $11,364             $10,862             $11,663
12/31/94      $10,840             $10,333             $11,438
12/31/95      $13,849             $13,177             $13,189

              Growth of $10,000
              Invested in Standard
              & Poor's 500
              Composite Index

4/30/92       $10,000
12/31/92      $10,725
12/31/93      $11,807
12/31/94      $11,960
12/31/95      $16,453

* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Balanced Growth Fund Class A and Class B shares commenced operations on April 1, 1992.


INTERNATIONAL GROWTH FUND

Against a global backdrop of low inflation and slowing economic growth, the Pillar InternationalGrowth Fund posted positive returns for the eight month period ended December 31, 1995 (or since the Fund's inception). For the eight months ended December 31, 1995, the Pillar InternationalGrowth Fund Class A provided a return to shareholders of 7.81%.The Fund outperformed its benchmark, the Morgan Stanley Capital International-Europe,Australia, Far East-Index (MSCIEAFE), which returned 5.4% for the same period.

In general, markets throughout the world were up during 1995. The Japanese market (the world's second largest equity market) finished the year on a strong note as the Nikkei Index rose 5% in U.S. dollar terms during the fourth quarter alone (although the full-year gain was just 0.9%).The market was buoyed in the second half by strong interim corporate profits and continued signs of economic recovery.This highlights a dramatic difference between the first half and second half of the year. The first half saw the Japanese equity market fall to a ten-year low as the yen skyrocketed.From there, a rather spectacular rise has unfolded.While there are still large structural issues around the Japanese economy, decisive policy actions, a more reasonably valued currency, and some sense of cyclical improvement suggest profits should be on a strong upward trend in 1996.

In Europe, both consumption and investment were weak during 1995. Fiscal austerity aimed at cutting budget deficits to get ready for European Monetary Union hurt growth and confidence.For France andGermany, strong currencies dampened foreign sales and kept exports from offsetting weak domestic demand. By contrast, weak currencies boosted export revenues and helped the economies of Spain, Italy and Sweden.The U.K.equity market (the world's third largest) provided a strong 22.2% return for the year.Here, too, good profit results, quiescent inflation, and lower interest rates have been key favorable trends.

In many other relatively mature and developed equity markets there were also positive results for the year. The smaller Asian markets generally provided respectable performance. Hong Kong ended up as the region's best performer for the year, up 23%. Negative returns were widespread in the emerging markets of Latin America, Asia, and Europe.

================================================================================

The Pillar Funds -- December 31, 1995

The Fund's largest country weightings are in Japan, the U.K., France and Germany.Relative to its benchmark, the Fund's underweighting in Japan contributed to positive relative performance while its underweighting in Germany held performance back slightly. Stock selection in countries such as Spain, Sweden, and the Netherlands contributed to its outperformance relative to its benchmark.

Going forward, we remain relatively constructive on the Japanese market and believe the recent set of positive corporate profits is just the beginning of more good news to come on the earnings front. The Fund continues to focus on Japanese companies that will benefit from a domestic (Japan) recovery and monetary realignment. In Europe, the focus is on more economically-sensitive stocks as we believe the current economic slowdown is largely a mid-cycle inventory correction problem and not the peak of the region's economic cycle.


             -------------- Investment Growth Analysis ------------

                          AVERAGE ANNUAL TOTAL RETURN1

--------------------------------------------------------------------------------
                                                              SINCE INCEPTION(2)
--------------------------------------------------------------------------------
 Class A                                                            7.81%
--------------------------------------------------------------------------------
 Class B (without load)                                             7.64%
--------------------------------------------------------------------------------
 Class B* (with load)                                               3.30%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

     A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Pillar International Growth Fund Class A and the Pillar International Growth Fund Class B from May 31, 1995 through December 31, 1995 as compared with the growth of a $10,000 investment in the Morgan Stanley EAFE Index. The plot points used to draw the line graph were as follows:


Period Ended    Growth of $10,000      Growth of $10,000     Growth of $10,000
                Invested in Pillar     Invested in Pillar    Invested in Morgan
                International Growth   International Growth  Stanley EAFE Index
                Fund Class A           Fund Class B

 5/31/95        $10,000                $ 9,600               $10,000
12/31/95        $10,747                $10,302               $10,645


* Return figures reflect the impact of the maximum 4.00% sales charge.

1 For the period ended December 31, 1995. Past performance of the period is not predicitive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. International Growth Fund Class A and Class B shares commenced operations on May 1, 1995 and May 4, 1995, respectively.

2 Annualized

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

U.S. TREASURY SECURITIES
MONEY MARKET FUND

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--95.7%
   U.S. Treasury Bills
     5.430%, 01/04/96              $ 5,000      $ 4,998
     5.480%, 01/11/96               40,000       39,942
     5.430%, 01/18/96               30,000       29,925
     5.360%, 01/25/96               55,000       54,806
     5.420%, 02/01/96               60,000       59,727
     5.350%, 02/08/96               50,000       49,716
     5.300%, 02/15/96               45,000       44,696
     5.300%, 02/22/96               35,000       34,730
     5.490%, 02/29/96               25,000       24,783
     5.510%, 03/07/96               50,000       49,534
     4.940%, 03/14/96               25,000       24,755
     4.980%, 03/28/96               30,000       29,649
                                               --------
Total U.S. Treasury Obligations
   (Cost $447,261,060)                          447,261
                                               --------

CASH EQUIVALENT--4.7%
   SEI Liquid Asset Trust-
     Treasury Portfolio             21,853       21,853
                                               --------
Total Cash Equivalent
   (Cost $21,852,943)                            21,853
                                               --------
Total Investments--100.4%
   (Cost $469,114,003)                          469,114
                                               --------
OTHER ASSETS AND LIABILITIES--(0.4%)
   Other Assets and Liabilities, Net             (2,051)
                                               --------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     463,400,425 outstanding shares of
     beneficial interest                        463,400
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 3,531,344
     outstanding shares of beneficial
     interest                                     3,531

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Accumulated net realized gain
     on investments                            $    132
                                               --------
Total Net Assets--100.0%                       $467,063
                                               ========
Net Asset Value, Offering Price
   and Redemption Price Per
   Share--Class A                              $   1.00
                                               ========
Net Asset Value, Offering Price
   and Redemption Price Per
   Share--Class B                              $   1.00
                                               ========

PRIME OBLIGATION
MONEY MARKET FUND

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--34.7%
   Federal Farm Credit Bank
     5.660%, 02/01/96              $ 3,000      $ 3,000
     5.630%, 03/01/96                4,000        4,000
     5.320%, 04/01/96                3,000        3,000
     5.700%, 04/01/96                5,000        5,000
     5.400%, 05/14/96                1,500        1,470
   Federal Home Loan Bank
     5.550%, 01/22/96                5,000        4,984
     5.710%, 01/24/96                5,000        5,000
     5.480%, 02/08/96                4,000        3,977
     5.450%, 02/20/96                3,000        2,977
     5.530%, 03/15/96                6,400        6,329
     5.810%, 05/16/96               10,000       10,000
     5.840%, 10/03/96                5,000        5,000
     5.880%, 10/24/96                5,000        5,000
     5.900%, 10/30/96                5,000        5,000
     5.770%, 11/20/96                5,000        5,000
     5.560%, 12/27/96                5,000        5,000
     5.530%, 01/03/97                5,000        5,000
   Federal National Mortgage
     Association
     5.450%, 02/02/96                3,000        2,985
     5.660%, 03/15/96                5,000        5,000

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

PRIME OBLIGATION MONEY
MARKET FUND--CONTINUED

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS--CONTINUED
   Tennessee Valley Authority
     4.190%, 09/09/96              $ 5,000      $ 4,949
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $92,670,851)                            92,671
                                                -------

COMMERCIAL PAPER--26.6%
   American General Finance
     5.830%, 01/12/96               10,000        9,982
   Dun and Bradstreet
     5.820%, 01/16/96               11,000       10,974
   Ford Motor Credit
     5.710%, 01/05/96                5,000        4,997
     5.690%, 02/20/96                5,000        4,960
   General Electric Capital
     4.830%, 01/11/96                5,000        4,992
     5.630%, 01/22/96                5,000        4,984
   Merrill Lynch
     5.740%, 01/19/96                5,000        4,986
   Norwest Financial
     5.790%, 01/16/96                5,000        4,988
   Safeco Credit
     5.700%, 01/17/96                5,000        4,987
     5.700%, 01/23/96                5,000        4,983
   Southern California Edison
     5.830%, 01/12/96                5,000        4,991
   Transamerica Finance
     5.720%, 01/08/96                5,000        4,994
                                                -------
Total Commercial Paper
   (Cost $70,818,168)                            70,818
                                                -------

CERTIFICATES OF DEPOSIT--7.1%
   ABN-Amro
     5.810%, 01/16/96                5,000        5,000
   Bank of Nova Scotia
     5.750%, 03/15/96                4,000        4,001
   Rabo London
     5.620%, 01/16/96                5,000        5,000
   Societe Generale
     5.750%, 02/15/96                5,000        5,000
                                                -------
Total Certificates of Deposit
   (Cost $19,000,582)                            19,001
                                                -------

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
TIME DEPOSITS--1.9%
   Deutsche Bank
     5.800%, 01/03/96              $ 5,000      $ 5,000
                                                -------
Total Time Deposits
   (Cost $5,000,000)                              5,000
                                                -------

REPURCHASE AGREEMENTS--32.8%
  JP Morgan Securities Incorporated,
    5.84%, dated 12/29/95, matures
    01/02/96, repurchase price
    $36,364,374 (collateralized by
    U.S. Treasury Notes, par value
    $35,145,000, rates 6.25%,
    maturity dates ranging from
    08/31/00 to 02/15/03,
    market value $37,072,851)       36,341       36,341
  Nomura Securities Incorporated,
    5.84% dated 12/29/95, matures
    01/02/96, repurchase price
    $51,032,841 (collateralized by
    U.S. Treasury Bond, par value
    $6,639,000, 11.125%, 08/15/03,
    market value $9,164,096 and by
    U.S. Treasury Notes, par value
    $40,784,000, rates ranging from
    5.75% to 8.875%, maturity dates
    ranging from 08/31/96 to
    11/15/05, market value
    $42,856,071)                    50,999       50,999
                                               --------
Total Repurchase Agreements
   (Cost $87,340,541)                            87,340
                                               --------
Total Investments--103.1%
   (Cost $274,830,142)                          274,830
                                               --------
OTHER ASSETS AND LIABILITIES--(3.1%)
   Other Assets and Liabilities, Net             (8,238)
                                               --------

================================================================================


----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NET ASSETS:
  Portfolio shares of Class A
    (unlimited authorization--no
    par value) based on 259,654,025
    outstanding shares of
    beneficial interest                        $259,654
  Portfolio shares of Class B
    (unlimited authorization--no
    par value) based on 6,924,558
    outstanding shares of beneficial
    interest                                      6,925
  Accumulated net realized gain on
    investments                                      13
                                               --------
Total Net Assets--100.0%                       $266,592
                                               ========
Net Asset Value, Offering and
   Redemption Price Per Share--
   Class A                                     $   1.00
                                               ========
Net Asset Value, Offering and
   Redemption Price Per Share--
   Class B                                     $   1.00
                                               ========

TAX-EXEMPT MONEY
MARKET FUND

MUNICIPAL BONDS--97.2%
ARIZONA--1.5%
   State, Salt River Project,
     Series C, Prerefunded @ 102
     7.130%, 01/01/96              $ 1,000     $  1,020
                                               --------
ARKANSAS--0.7%
   Clark County, Reynolds Metals
     Company Project, AMT
     (A) (B) (C)
     5.200%, 01/02/96                  500          500
                                               --------
CALIFORNIA--9.0%
   State, School Cash Reserve
     4.500%, 12/20/96                2,000        2,013
   Long Beach (TRAN)
     4.500%, 09/19/96                1,870        1,877

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Los Angeles, Regional Airport
     Improvement Corporation,
     Series F (A) (B) (C)
     6.000%, 01/02/96              $ 1,300      $ 1,300
   Orange County, Water District
     (COP) (A) (B) (C)
     5.800%, 01/02/96                1,000        1,000
                                               --------
                                                  6,190
                                               --------
DELAWARE--8.0%
   State, Economic Development
     Authority (A) (B) (C)
     5.200%, 01/03/96                2,500        2,500
   Wilmington, Hospital Revenue,
     Franciscan Health System
     Project, Series A (A) (B) (C)
     6.000%, 01/02/96                3,000        3,000
                                               --------
                                                  5,500
                                               --------
FLORIDA--4.4%
   Alachua County, Refunding
     Bonds (A) (B) (C)
     4.050%, 01/02/96                  700          700
   Orange County, Housing
     Finance Authority,
     Windscape Project (A) (B) (C)
     5.800%, 01/03/96                  400          400
   State, Housing Finance
     Authority (A) (B) (C)
     5.200%, 01/03/96                1,900        1,900
                                               --------
                                                  3,000
                                               --------
GEORGIA--1.3%
   Gwinnett County, School
     District, Prerefunded @ 102
     7.500%, 02/01/96                  875          895
                                               --------
ILLINOIS--5.7%
   Chicago, O'Hare International
     Airport (A) (B) (C)
     5.100%, 01/03/96                2,900        2,900
   State, Revenue Anticipation
     Certificates
     4.500%, 04/12/96                1,000        1,002
                                               --------
                                                  3,902
                                               --------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

TAX-EXEMPT MONEY
MARKET FUND--CONTINUED

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
IOWA--0.7%
   Polk County, Hospital
     Equipment Improvement
     Authority  (MBIA) (A) (B)
     5.150%, 01/03/96              $   450     $    450
                                               --------
LOUSIANA--4.2%
   New Orleans, Aviation Board,
     Series A (MBIA) (A) (B)
     4.950%, 01/03/96                  900          900
   New Orleans, Aviation Board,
     Series B (MBIA) (A) (B)
     4.950%, 01/03/96                1,000        1,000
   State, Public Facilities
     Authority (AMBAC) (A) (B)
     5.000%, 01/03/96                1,000        1,000
                                               --------
                                                  2,900
                                               --------
MAINE--0.7%
   State (TANS)
     4.500%, 06/28/96                  500          502
                                               --------
MARYLAND--6.5%
   Baltimore, Industrial
     Development Authority
     (A) (B) (C)
     5.350%, 01/03/96                1,000        1,000
   Howard County, Multi-Family
     Housing Authority, Sherwood
     Crossing Project (B) (C)
     4.250%, 06/01/96                1,000        1,000
   Montgomery County, Housing
     Revenue Authority, Falklands
     Project (A) (B) (C)
     5.150%, 01/03/96                2,500        2,500
                                               --------
                                                  4,500
                                               --------
MICHIGAN--3.2%
   State, Hospital Financing
     Authority (A) (B) (C)
     5.200%, 01/03/96                2,200        2,200
                                               --------

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
MINNESOTA--2.0%
   New Brighton, Industrial
     Development Authority,
     Unicare Nursing Homes
     Project (A) (B) (C)
     5.200%, 01/03/96              $ 1,400     $  1,400
                                               --------
MISSOURI--3.7%
   Osage Beach, Industrial
     Development Authority
     (A) (B) (C)
     4.050%, 01/02/96                  275          275
   Saint Charles County, Industrial
     Development Authority, Cedar
     Ridge Apartments (A) (B) (C)
     5.150%, 01/03/96                  685          685
   Saint Louis County, Industrial
     Development Authority,
     Riverport Associates
     (A) (B) (C)
     5.300%, 01/03/96                  400          400
   Springfield, Industrial
     Development Authority,
     Pebblecreek Apartments
     (A) (B) (C)
     5.100%, 01/03/96                1,200        1,200
                                               --------
                                                  2,560
                                               --------
NEW JERSEY--2.9%
   State, (GO)
     5.800%, 08/01/96                1,000        1,011
   Ocean County, Utilities
     Authority, Wastewater Project,
     Prerefunded @ 102
     8.700%, 01/01/96                1,000        1,020
                                               --------
                                                  2,031
                                               --------
NEW YORK--4.2%
   Babylon, Industrial Development
     Agency, Babylon Project
     AMT (A) (B) (C)
     6.000%, 01/02/96                1,900        1,900
   Nassau County, Series E (BANS)
     4.250%, 03/15/96                1,000        1,001
                                               --------
                                                  2,901
                                               --------

================================================================================


----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NORTH CAROLINA--2.2%
   Wake County, Carolina Power &
     Light Company (A) (B) (C)
     5.000%, 01/03/96              $ 1,100      $ 1,100
   Winston Salem, Risk
     Acceptance Management
     Corporation (A) (B) (C)
     5.200%, 01/03/96                  400          400
                                               --------
                                                  1,500
                                               --------
NORTH DAKOTA--1.5%
   State, Housing Finance
     Program (RB) (B)
     3.950%, 05/01/96                1,000        1,000
                                               --------
OREGON--4.4%
   Port of Portland, Pollution
     Control Authority, Dates-
     Reynolds Metals Project
     (A) (B) (C)
     6.000%, 01/02/96                3,000        3,000
                                               --------
TENNESSEE--6.8%
   Nashville, Airport Authority,
     American Airlines Project,
     Series B (A) (B) (C)
     6.000%, 01/02/96                2,000        2,000
   Morristown, Industrial
     Development Board,
     Williamhouse Regency
     Project (A) (B) (C)
     5.250%, 01/02/96                2,200        2,200
   Sumner County,  (GO)
     6.500%, 04/01/96                  510          513
                                               --------
                                                  4,713
                                               --------
TEXAS--17.0%
   Corsicana, Industrial
     Development Authority, Kent
     Paper Company Project  AMT
     (A) (B) (C)
     5.250%, 01/03/96                  400          400

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Harris County, Housing
     Finance Authority, Idlewood
     Park Project, Series A
     (A) (B) (C)
     5.200%, 01/03/96              $ 1,200      $ 1,200
   Hunt County, Industrial
     Development Authority,
     Trico Industries Incorporated
     (A) (B) (C)
     5.100%, 01/02/96                2,700        2,700
   Lone Star, Airport Authority,
     Series A (A) (B) (C)
     6.000%, 01/02/96                1,000        1,000
   Lone Star, Airport Authority,
     Series B (A) (B) (C)
     6.000%, 01/02/96                1,000        1,000
   State, Association of School
     Boards, Series A (TANS)
     4.750%, 08/30/96                1,000        1,004
   State, Health Facilities
     Development, North Texas
     Pooled Health (A) (B) (C)
     5.050%, 01/03/96                2,500        2,500
   State, Veterans Housing
     Assistance Fund, Series II-E
     (RB) (B)
     3.900%, 11/06/96                1,500        1,500
   Travis County, Housing Finance
     Authority, Channings Mark
     Apartments Project
     (A) (B) (C)
     5.200%, 01/03/96                  400          400
                                               --------
                                                 11,704
                                               --------
VIRGINIA--2.9%
   Richmond, Capital Region
     Authority, International
     Airport, Series B (AMBAC)
     (A) (B) (C)
     4.900%, 01/03/96                1,000        1,000

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

TAX-EXEMPT MONEY
MARKET FUND--CONTINUED

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
VIRGINIA--CONTINUED
   Harrisonburg, Redevelopment
     and Housing Authority,
     Rolling Brook Apartments
     (B) (C)
     5.100%, 02/01/96              $ 1,000     $  1,000
                                               --------
                                                  2,000
                                               --------
WASHINGTON--2.1%
   State, Series 86-D, Prerefunded
     @ 100
     8.000%, 09/01/96                1,400        1,438
                                               --------
WASHINGTON, D.C.--1.6%
   Abraham & Laura Lisner
     Project (A) (B) (C)
     5.100%, 01/03/96                1,100        1,100
                                               --------
Total Municipal Bonds
   (Cost $66,906,271)                            66,906
                                               --------

CASH EQUIVALENT--3.9%
   Goldman Sachs Tax-Free
     Money Market                    1,639        1,639
   SEI Institutional Tax Free
     Portfolio                       1,062        1,062
                                               --------
Total Cash Equivalent
   (Cost $2,701,070)                              2,701
                                               --------
Total Investments--101.1%
   (Cost $69,607,341)                            69,607
                                               --------
OTHER ASSETS AND LIABILITIES--(1.1%)
   Other Assets and Liabilities, Net               (741)
                                               --------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     63,634,243 outstanding shares of
     beneficial interest                         63,634

----------------------------------------------------------

Description                                    Value (000)
----------------------------------------------------------
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 5,238,358
     outstanding  shares of beneficial
     interest                                  $  5,238
   Accumulated net realized loss
     on investments                                  (6)
                                               --------
Total Net Assets--100.0%                       $ 68,866
                                               ========
Net Asset Value, Offering and
   Redemption Price Per
   Share--Class A                              $   1.00
                                               ========
Net Asset Value, Offering and
   Redemption Price Per
   Share--Class B                              $   1.00
                                               ========

(A) The rate reported on the Statement of Net Assets is the rate in effect on December 31, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT -- Alternative Minimum Tax
BANS -- Bond Anticipation Notes
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond
TANS -- Tax Anticipation Notes
TRANS -- Tax and Revenue Anticipation Notes

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
(AMBAC) -- American Municipal Bond Assurance Company
(MBIA) -- Municipal Bond Insurance Association

================================================================================


U.S. TREASURY SECURITIES
PLUS MONEY MARKET FUND

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--58.1%
   U.S. Treasury Bills
     5.620%, 01/11/96              $ 5,000     $  4,992
     5.350%, 02/08/96                3,000        2,983
     5.300%, 02/15/96                3,000        2,980
     5.680%, 03/07/96                8,000        7,921
     5.490%, 03/14/96                3,000        2,968
     5.550%, 03/21/96                5,000        4,941
     5.240%, 04/04/96                5,000        4,931
     5.560%, 04/11/96                3,000        2,955
     5.240%, 05/09/96                3,000        2,946
                                               --------
Total U.S. Treasury Obligations
   (Cost $37,617,360)                            37,617
                                               --------

REPURCHASE AGREEMENTS--42.3%
  Lehman Securities Incorporated,
    5.90%, dated 12/29/95,
    matures 01/02/96, repurchase
    price $13,344,909 (collateralized
    by U.S. Treasury STRIP, par
    value $70,435,000, 7.625%,
    11/15/22, market value
    $13,603,111)                    13,336       13,336
  Nomura Securities Incorporated,
    5.90%, dated 12/29/95, matures
    01/02/96, repurchase price
    $14,044,052 (collateralized by
    U.S. Treasury Notes, par value
    $13,346,000, rates ranging from
    5.50% to 8.50%, maturity dates
    ranging from 04/30/96 to
    02/15/00, market value
    $14,316,150)                    14,035       14,035
                                               --------
Total Repurchase Agreements
   (Cost $27,371,017)                            27,371
                                               --------
Total Investments--100.4%
   (Cost $64,988,377)                            64,988
                                               --------
OTHER ASSETS AND LIABILITIES--(0.4)%
   Other Assets and Liabilities, Net               (291)
                                               --------

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NET ASSETS:
   Portfolio shares (unlimited
     authorization--no par value)
     based on 64,717,085 outstanding
     shares of beneficial interest             $ 64,717
   Accumulated net realized loss
     on investments                                 (20)
                                               --------
Total Net Assets--100.0%                       $ 64,697
                                               ========
Net Asset Value, Offering and
   Redemption Price Per Share                  $   1.00
                                               ========

SHORT-TERM
INVESTMENT FUND

CORPORATE BOND--78.2%
   AT&T
     4.500%, 02/15/96              $ 1,229      $ 1,229
   Allied
      01/15/96 (A)                     880          879
   Aluminum Company of
     America
     4.630%, 02/15/96                  900          899
   American Express Credit
     6.800%, 02/28/96                1,000        1,002
   American General Finance
     5.000%, 06/15/96                1,000          997
   Atlantic City Electric
     5.130%, 02/01/96                  100          100
   BP America
     10.150%, 03/15/96               1,150        1,160
   Baxter International
     9.250%, 09/15/96                  390          400
   Bell Atlantic
     6.030%, 05/28/96                  225          225
   Boeing
     8.380%, 03/01/96                  450          452
   California Petroleum
     Transportation
     6.710%, 04/01/96                1,000        1,003
   Commercial Credit
     6.380%, 01/01/96                  500          500

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

SHORT-TERM INVESTMENT
FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CORPORATE BOND--CONTINUED
   Dow Capital
     8.250%, 02/15/96              $ 1,000      $ 1,003
   E.I. DuPont de Nemours
     8.450%, 10/15/96                  400          410
   Exxon Capital
     7.880%, 04/15/96                  250          252
   Ford Motor Credit
     8.880%, 03/15/96                1,000        1,006
   General Electric
     7.880%, 05/01/96                1,000        1,008
   General Electric Capital
     8.750%, 11/26/96                  100          103
   John Deere
     8.250%, 06/01/96                  190          192
     9.130%, 07/01/96                  500          509
   Martin Marietta
     8.500%, 03/01/96                1,000        1,004
   Merck
     7.750%, 05/01/96                  549          553
   Morgan Guaranty Trust
     8.130%, 03/15/96                  250          252
   New York Telephone
     3.380%, 04/01/96                  164          163
   Northwestern Bell Telephone
     3.250%, 02/01/96                  130          130
   Paccar Financial
     6.050%, 09/12/96                  389          390
   Pepsico
     6.850%, 02/23/96                1,000        1,001
7.000%, 11/15/96                       185          188
   Pfizer
     7.130%, 10/01/96                1,000        1,012
   Sears Robuck
     8.550%, 08/01/96                1,000        1,016
   Shell Oil
     7.700%, 02/01/96                  250          250
   Smithkline Beecham
     5.250%, 01/26/96                1,000        1,000
   Southern New England
     Telecommunications
     7.610%, 09/20/96                1,000        1,016
   Southwestern Bell
     8.300%, 06/01/96                  672          680
   Texaco Capital
     9.000%, 11/15/96                  448          461

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Virginia Electric & Power
     8.350%, 06/15/96              $ 1,000     $  1,011
   WMX Techmologies
     4.880%, 06/15/96                  400          398
   Wal-Mart Stores
     8.000%, 05/01/96                  570          575
   Waste Management
     4.630%, 04/14/96                  547          545
   Whirlpool
     8.570%, 03/11/96                  250          251
   Xerox Credit
     6.250%, 01/15/96                  330          330
                                               --------
Total Corporate Bond
   (Cost $25,509,567)                            25,555
                                               --------

U.S. TREASURY OBLIGATIONS--13.6%
   U.S. Treasury Bills
     5.320%, 05/30/96               $1,100     $  1,077
     5.370%, 06/06/96                  750          733
     5.330%, 08/22/96                1,500        1,451
     5.420%, 11/14/96                1,250        1,195
                                               --------
Total U.S. Treasury Obligations
   (Cost $4,452,747)                              4,456
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--6.2%
   Federal Farm Credit Bank
     6.500%, 04/01/96                1,000        1,003
     6.380%, 05/01/96                1,000        1,003
                                               --------
Total U.S. Government Agency
   Obligations
   (Cost $2,000,000)                              2,006
                                               --------

CASH EQUIVALENT--0.7%
   SEI Liquid Asset Trust -
     Government Portfolio              240          240
                                               --------
Total Cash Equivalent
   (Cost $240,172)                                  240
                                               --------
Total Investments--98.7%
   (Cost $32,202,486)                            32,257
                                               --------

================================================================================


----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES--1.3%
   Other Assets and Liabilities, Net           $    428
                                               --------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on
     3,056,683 outstanding shares
     of beneficial interest                      30,625
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 203,375
     outstanding  shares of beneficial
     interest                                     2,038
   Undistributed net investment
     income                                           1
   Accumulated net realized loss
     on investments                                 (33)
   Net unrealized appreciation
     on investments                                  54
                                               --------
Total Net Assets--100.0%                       $ 32,685
                                               ========
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                              $  10.02
                                               ========
Net Asset Value and Redemption
   Price Per Share--Class B                    $  10.05
                                               ========
Maximum Public Offering Price Per
   Share--Class B ($10.05 / 99%)               $  10.15
                                               ========

(A) Zero-Coupon Bond

FIXED INCOME FUND

U.S. TREASURY OBLIGATIONS--49.0%
   U.S. Treasury Notes
     6.880%, 02/28/97              $14,250     $ 14,515
     7.250%, 02/15/98                5,000        5,201
     6.380%, 01/15/00                4,000        4,147
     6.380%, 08/15/02               30,000       31,486

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   U.S. Treasury STRIP
     5.570%, 08/15/03              $ 4,800     $  3,163
                                               --------
Total U.S. Treasury Obligations
   (Cost $57,299,941)                            58,512
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--23.6%
   Federal Farm Credit Bank
     8.650%, 10/01/99                1,000        1,108
   Federal Home Loan Bank
     7.780%, 10/19/01                2,000        2,204
     5.670%, 09/02/03                1,680        1,661
     6.500%, 11/29/05                  500          501
   Federal National Mortgage
     Association
     7.600%, 01/10/97                1,000        1,023
     7.050%, 12/10/98                1,000        1,042
     7.200%, 01/10/02                2,000        2,025
     7.900%, 04/10/02                1,000        1,024
     7.800%, 06/10/02                1,000        1,027
     7.000%, 08/12/02                4,000        4,044
     6.950%, 09/10/02                1,000        1,010
     6.450%, 06/10/03                2,000        2,016
     6.200%, 07/10/03                2,000        1,992
     6.240%, 08/19/03                2,000        2,002
     5.750%, 10/24/03                1,000          973
     6.200%, 11/12/03                1,000        1,003
     6.400%, 01/13/04                2,500        2,489
     6.850%, 09/12/05                1,000        1,021
                                               --------
Total U.S. Government Agency
   Obligations
   (Cost $27,513,161)                            28,165
                                               --------

CORPORATE BOND--24.7%
   AT&T
     6.750%, 04/01/04                2,000        2,095
     7.500%, 06/01/06                1,000        1,107
   Anheuser Busch
     6.750%, 06/01/05                1,000        1,048
   BP America
     8.500%, 04/15/01                2,000        2,237

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995


FIXED INCOME FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CORPORATE BOND--CONTINUED
   Boeing
     6.350%, 06/15/03              $ 2,000      $ 2,050
   E.I. DuPont de Nemours
     6.000%, 12/01/01                2,000        2,018
     6.750%, 10/15/02                1,000        1,048
   Emerson Electric
     6.300%, 11/01/05                  500          510
   Ford Capital BV
     9.130%, 05/01/98                1,000        1,074
   Ford Motor Credit
     6.380%, 10/06/00                1,000        1,015
   Gannett
     5.850%, 05/01/00                1,000          996
   General Electric Capital
     8.750%, 11/26/96                2,500        2,569
     5.500%, 11/01/01                1,000          977
   H.J. Heinz
     6.880%, 01/15/03                1,000        1,052
   Eli Lilly
     6.250%, 03/15/03                2,000        2,047
   New York Telephone
     6.250%, 02/15/04                1,000        1,007
   Philip Morris
     7.500%, 01/15/02                2,000        2,120
   Union Pacific
     6.130%, 01/15/04                1,000          993
   US West Communications
     6.130%, 11/15/05                2,000        2,005
   Wal-Mart Stores
     6.500%, 06/01/03                  500          514
     5.880%, 10/15/05                1,000          984
                                               --------
Total Corporate Bond
   (Cost $28,370,351)                            29,466
                                               --------

CASH EQUIVALENT--1.3%
   SEI Liquid Asset Trust
     Government Portfolio            1,527        1,527
                                               --------
Total Cash Equivalent
   (Cost $1,526,565)                              1,527
                                               --------
Total Investments--98.6%
   (Cost $114,710,018)                          117,670
                                               --------

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES--1.4%
   Other Assets and Liabilities, Net           $  1,683
                                               --------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on
     10,820,274 outstanding shares
     of beneficial interest                     110,507
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 557,415
     outstanding  shares of
     beneficial interest                          6,179
   Accumulated net realized loss
     on investments                                (293)
   Net unrealized appreciation
     on investments                               2,960
                                               --------
Total Net Assets--100.0%                       $119,353
                                               ========
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                              $  10.49
                                               ========
Net Asset Value and Redemption
   Price Per Share--Class B                    $  10.48
                                               ========
Maximum Public Offering Price Per
   Share--Class B ($10.48 / 96%)               $  10.92
                                               ========

NEW JERSEY MUNICIPAL
SECURITIES FUND

MUNICIPAL BONDS--94.8%
NEW JERSEY--93.7%
   Atlantic County, (GO) (MBIA)
     5.400%, 12/01/05                $ 300       $  312
   Bergen County, General
     Improvement Bonds, (GO)
     5.250%, 08/15/00                  300          314
     4.700%, 07/15/02                  400          409

================================================================================


----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   Bergen County, Municipal
     Utilities Authority, Water
     Pollution Control, Series B,
     (RB) (FGIC)
     5.000%, 12/15/99                $ 300       $  308
   Bergen County, Utilities
     Authority, Series A, (RB)
     (FGIC)
     6.100%, 06/15/04                  250          272
   Bridgeton, (GO) (AMBAC)
     5.000%, 01/01/05                  300          303
   Bridgewater & Raritan, (GO)
     6.130%, 05/01/05                  200          215
     6.130%, 05/01/06                  100          107
   Burlington County, (GO)
     4.400%, 03/15/01                  500          500
   Camden County, (GO) (FGIC)
     5.000%, 02/01/04                  200          205
     5.000%, 02/01/08                  500          500
   Camden County, (GO) (MBIA)
     5.000%, 06/01/99                  100          103
     5.600%, 06/01/03                  200          212
   Camden, School District,
     (RB) (FSA)
     4.000%, 10/01/98                  500          498
   Cape May County, (GO)
     (AMBAC)
     5.850%, 04/15/01                  150          160
   Cape May County, Municipal
     Utilities Authority, (RB)
     (AMBAC)
     5.000%, 08/01/03                  500          514
   Cape May County, Municipal
     Utilities Authority, Series B,
     (RB) (FGIC)
     3.800%, 01/01/98                  500          498
     4.500%, 01/01/03                  500          499
   Cumberland County, (GO) (FGIC)
     4.300%, 12/01/99                  500          503
   Dover Township, (GO) (AMBAC)
     6.000%, 10/15/03                  200          221
   Dover, Municipal Utilities
     Authority, Series F, (RB) (MBIA)
     4.200%, 02/15/99                  300          300

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Edgewater Borough, (GO) (MBIA)
     5.100%, 09/15/00                $ 300       $  311
   Edison Township, (AMBAC)
     4.800%, 01/01/05                  300          303
   Edison Township, (GO)
     4.700%, 06/01/98                  250          253
     5.400%, 06/01/02                  250          263
   Edison Township, (GO) (AMBAC)
     4.500%, 01/01/02                  500          503
   Essex County, Improvement
     Authority, (RB) (AMBAC)
     4.880%, 12/01/02                  300          305
   Fort Lee, (GO)
     4.850%, 02/01/02                  500          513
   Franklin Township, (GO)
     5.600%, 11/01/05                  300          320
   Gloucester County, (GO)
     5.000%, 09/01/03                  500          507
   Gloucester County, General
     Improvement, Series A, (GO)
     (AMBAC)
     4.500%, 01/01/03                  200          201
   Gloucester County, Improvement
     Authority, Landfill Project,
     Series A, (RB) (B)
     6.000%, 09/01/06                  300          320
   Gloucester Township, Municipal
     Utilities Authority, (RB)
     (AMBAC)
     4.800%, 03/01/02                  300          305
   Hackensack, (GO)
     6.100%, 06/01/05                  250          269
   Hackettstown, Municipal Utilities
     Authority, Series F, (RB) (FGIC)
     5.050%, 10/01/04                  500          514
   Hamilton Township, (GO)
     (AMBAC)
     4.100%, 02/01/98                  400          400
   Hillsborough Township, Board of
     Education (COP) (FSA)
     5.500%, 12/15/99                  250          263
   Long Branch, Sewer Authority,
     (RB) (FGIC)
     5.200%, 06/01/05                  500          518

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

NEW JERSEY MUNICIPAL
SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   Maplewood Township, (GO)
     4.000%, 12/01/99                $ 200       $  199
   Mercer County, Improvement
     Authority, Ewing Board of
     Education Project, (RB) (MBIA)
     6.300%, 05/15/07                  250          272
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project, (RB) (MBIA)
     5.500%, 06/01/01                  200          210
     4.900%, 12/15/05                  300          304
   Middlesex County, (GO)
     3.900%, 07/15/97                  300          300
     4.500%, 07/15/01                  500          506
     4.600%, 07/15/02                  500          509
   Middlesex County, Improvement
     Authority, (RB) (B)
     3.800%, 03/01/97                  250          250
     4.000%, 03/01/98                  250          250
     4.150%, 03/01/99                  250          251
     4.350%, 03/01/01                  250          252
   Middletown Township, Sewer
     Authority, Series A, (RB) (FGIC)
     4.900%, 01/01/05                  300          304
   Monmouth County, (RB)
     3.900%, 07/15/97                  500          500
4.500%, 10/01/98                       500          507
     4.200%, 07/15/99                  250          250
     4.750%, 07/15/03                  200          200
   Moorestown Township, (GO)
     (AMBAC)
     6.000%, 09/01/07                  300          320
   Morris Plains, (GO)
     5.000%, 07/01/04                  200          203
   Mount Laurel Township, (GO)
     4.650%, 08/01/05                  500          495
   New Brunswick, (GO) (FGIC)
     4.000%, 10/01/97                  500          502
   New Brunswick, Parking
     Authority, (RB) (FGIC)
     4.300%, 09/01/99                  300          302
   North Bergen Township (MBIA)
     4.400%, 08/01/01                  500          494

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   North Bergen Township,
     Municipal Utilities Authority,
     (RB) (FGIC)
     4.800%, 12/15/03                $ 300       $  303
   North Haledon (AN)
     4.220%, 05/17/96                  350          351
   North Jersey, District Water
     Supply, Wanaque South
     Project (MBIA)
     5.400%, 07/01/02                  300          316
   Ocean County, (GO)
     4.600%, 11/01/03                  500          494
   Parsippany Troy Hills
     Township, (GO)
     4.500%, 02/01/01                  500          502
     4.700%, 12/01/03                  500          504
     4.700%, 12/01/04                  600          601
   Passaic County, (GO)
     4.700%, 09/01/03                  250          252
   Passaic County, (GO) (FGIC)
     4.750%, 09/01/04                  500          501
   Passaic County, (GO) (MBIA)
     4.350%, 05/01/03                  200          198
     4.450%, 05/01/04                  200          196
   Pequannock-Lincoln Park, Sewer
     Authority, (RB) (MBIA)
     4.400%, 12/01/02                  500          500
   Piscataway Township, (GO)
     (STAID)
     4.050%, 03/01/02                  300          291
   Pleasantville, (GO) (MBIA)
     4.350%, 10/01/00                  400          400
   Port Authority of New York &
     New Jersey, (RB) (B)
     4.300%, 10/01/02                  500          494
     5.300%, 08/01/03                  300          318
   Princeton, (GO)
     4.400%, 09/01/01                  300          301
   Roselle, (GO) (MBIA)
     4.750%, 10/15/04                  500          503
   Rutgers State University, Series A,
     (RB) (B)
     4.380%, 05/01/01                  500          499

================================================================================


----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   Rutgers State University, Series S,
     (RB) (B)
     5.000%, 05/01/04                $ 500       $  513
   Somerset County, (GO)
     5.000%, 10/01/02                  200          208
     4.450%, 12/01/02                  500          505
     4.350%, 12/01/04                  300          297
   Somerset Raritan Valley, Sewer
     Improvement Authority,
     Series H, (RB)
     5.150%, 07/01/01                  300          312
   South Brunswick Township, (GO)
     6.300%, 04/01/04                  250          273
   South Jersey Transportation
     Authority, Transportation
     Systems, Series B, (RB) (MBIA)
     5.500%, 11/01/02                  250          265
   State, (GO)
     4.750%, 02/15/98                  300          304
     5.100%, 02/15/00                  500          516
     5.300%, 02/15/02                  600          627
     5.400%, 02/15/03                  300          315
   State, Building Authority, (RB)
     4.400%, 06/15/03                  500          492
     4.500%, 06/15/04                  500          492
     4.700%, 06/15/06                  500          492
   State, Economic Development
     Authority, Series A, (RB) (MBIA)
     5.130%, 07/01/00                  300          309
     5.400%, 07/01/02                  300          315
   State, Educational Facilities
     Authority, Ramapo College,
     Series E, (RB) (MBIA)
     4.700%, 07/01/00                  500          508
   State, Educational Facilities
     Authority, Rowan College,
     Series C, (RB) (MBIA)
     4.300%, 07/01/98                  300          302
     5.250%, 07/01/05                  300          312
   State, Educational Facilities
     Authority, Stockton State
     College, Series B, (RB)
     (AMBAC)
     6.200%, 07/01/04                  300          332

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   State, Health Care Facilities
     Authority, Atlantic City Medical
     Center, (RB) (AMBAC)
     6.550%, 07/01/03                $ 300       $  325
   State, Health Care Facilities
     Authority, Chilton Memorial
     Hospital, (RB)
     3.750%, 07/01/96                  500          500
   State, Health Care Facilities
     Authority, Hackensack Medical
     Center, (RB) (MBIA)
     6.000%, 07/01/00                  300          322
   State, Health Care Facilities
     Authority, JFK Health Systems,
     (RB) (FGIC)
     4.800%, 07/01/03                  200          203
   State, Health Care Facilities
     Authority, Mountain Side
     Hospital, (RB) (FGIC)
     5.100%, 07/01/03                  500          517
   State, Health Care Facilities
     Authority, Shore Memorial
     Healthcare Systems, (RB) (FGIC)
     4.500%, 07/01/03                  500          497
   State, Health Care Facilities
     Authority, Somerset Medical
     Center, (RB) (MBIA)
     4.600%, 07/01/05                  250          247
   State, Health Care Facilities
     Authority, St.Peters Medical
     Center, (RB) (AMBAC)
     4.500%, 07/01/04                  500          491
   State, Health Care Facilities
     Authority, Underwood
     Memorial Hospital, (RB) (MBIA)
     4.200%, 07/01/97                  300          301
     5.000%, 07/01/02                  300          309
   State, Highway Authority,
     Garden State Parkway, (RB)
     5.300%, 01/01/99                  250          259
   State, Housing & Mortgage
     Finance Agency, (RB) (AMBAC)
     5.300%, 05/01/06                  200          207

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

NEW JERSEY MUNICIPAL
SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   State, Housing & Mortgage
     Finance Agency, Home Buyer,
     Series N, (RB) (AMBAC)
     4.000%, 10/01/98                $ 200       $  202
     4.200%, 04/01/99                  200          203
     4.200%, 10/01/99                  300          305
   State, Sports & Exposition
     Authority, Series A, (RB)
     4.900%, 09/01/05                  315          319
     5.000%, 09/01/06                  315          318
   State, Transportation Trust
     Authority, Transportation
     System, Series A, (RB)
     3.800%, 06/15/96                  500          500
     5.600%, 06/15/98                  200          207
     4.600%, 06/15/01                  500          509
     4.630%, 06/15/02                  500          506
   State, Turnpike Authority,
     Series A, (RB) (AMBAC)
     5.700%, 01/01/01                  300          315
     5.900%, 01/01/04                  200          212
6.400%, 01/01/07                       300          326
   State, Wastewater Treatment
     Authority, (RB) (AMBAC)
     4.200%, 03/01/97                  500          502
     4.250%, 03/01/99                  500          501
     4.250%, 03/01/00                  500          499
     4.400%, 03/01/04                  500          492
   Stony Brook,  Sewer Authority,
     (RB) (B)
     4.500%, 12/01/00                  500          508
   Union County, (GO)
     4.400%, 10/01/04                  500          487
   Union County, Environmental
     Improvement Authority,
     (RB) (B)
     4.900%, 04/01/02                  500          514
     5.150%, 04/01/05                  500          521
   Wanaque Valley, Sewer Authority,
     Series B, (RB) (AMBAC)
     5.100%, 09/01/03                  300          310

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Warren County, Pollution Control
     Finance Authority, Series B,
     (RB) (MBIA)
     5.700%, 12/01/03                $ 300       $  326
   Wayne Township, (GO)
     5.450%, 10/01/04                  250          261
   West New York, Municipal
     Utilities Authority, (RB) (FGIC)
     4.000%, 12/15/99                  500          497
   West Windsor Township, (GO)
     6.000%, 10/15/05                  200          209
   Western Monmouth, Utilities
     Authority, Series A , (RB)
     (AMBAC)
     4.400%, 02/01/01                  250          251
4.400%, 02/01/03                       250          248
   Woodbridge Township, Sewer
     Utility Authority, Series B, (GO)
     4.250%, 09/15/01                  500          492
     4.450%, 09/15/03                  300          295
                                               --------
                                                 50,627
                                               --------
PUERTO RICO--1.1%
   Puerto Rico, Public Buildings
     Authority, Series A, (RB)
     (AMBAC)
     4.400%, 07/01/00                  300          302
   Puerto Rico, Telephone Authority,
     Series M, (RB) (MBIA)
     4.400%, 01/01/99                  300          302
                                               --------
                                                    604
                                               --------
Total Municipal Bonds
   (Cost $50,157,088)                            51,231
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--1.8%
   Federal Farm Credit Bank
     5.720%, 02/12/96                  500          497

================================================================================

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS--CONTINUED
   Federal Home Loan Bank
     5.620%, 01/12/96                $ 500      $   499
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $995,943)                                  996
                                                -------
CASH EQUIVALENT--2.1%
   Federated New Jersey Municipal
     Cash Trust                        355          355
   Nuveen, Investment Quality          750          750
                                                -------
Total Cash Equivalent
   (Cost $1,104,552)                              1,105
                                                -------
Total Investments--98.7%
   (Cost $52,257,583)                           $53,332
                                                -------
OTHER ASSETS AND LIABILITIES--1.3%
   Other Assets and Liabilities, Net                702
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     2,601,629 outstanding shares of
     beneficial interest                          27,570
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 2,405,430
     outstanding  shares of beneficial
     interest                                    25,698
   Distributions in excess of net
     investment income                               (1)
   Accumulated net realized loss
     on investments                                (308)
   Net unrealized appreciation
     on investments                               1,075
                                                -------
Total Net Assets--100.0%                        $54,034
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 10.79
                                                =======

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 10.79
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($10.79 / 99%)                $ 10.90
                                                =======

(A) The rate reported on the Statement of Net Assets is the rate in effect on December 31, 1995.
(B) Put and Demand features exist requiring the issurer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
AN -- Anticipation Notes
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond

The following organizations have underlying credit support for certain securities as defined in the Statement of Net Assets:

(AMBAC) -- American Municipal Bond Insurance Company
(FGIC) -- Financial Guaranty Insurance Company
(FSA) -- Financial Security Assurance
(MBIA) -- Municipal Bond Insurance Association
(STAID) -- State Aid Withholding

INTERMEDIATE-TERM
GOVERNMENT SECURITIES
FUND

U.S. TREASURY OBLIGATIONS--47.8%
   U.S. Treasury Notes
     7.500%, 12/31/96               $  200       $  204
     6.500%, 05/15/97                1,200        1,220
     5.750%, 09/30/97                2,000        2,018
     4.750%, 09/30/98                  100           99
     4.750%, 10/31/98                1,000          987
     5.130%, 11/30/98                1,500        1,495
     5.000%, 01/31/99                1,000          992
     6.750%, 06/30/99                1,000        1,045
     6.000%, 10/15/99                1,000        1,024
     7.750%, 12/31/99                  500          543
     6.880%, 03/31/00                1,300        1,374
     5.500%, 04/15/00                2,000        2,016

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

INTERMEDIATE-TERM
GOVERNMENT SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY
   OBLIGATIONS--CONTINUED
     5.880%, 06/30/00               $  500     $    510
     5.750%, 10/31/00                2,000        2,030
                                               --------
Total U.S. Treasury Obligations
   (Cost $15,269,066)                            15,557
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--49.0%
   Federal Farm Credit Bank
     5.250%, 05/26/98                1,000          998
   Federal Home Loan Bank
     6.320%, 12/04/97                  500          509
     6.100%, 02/17/00                1,000        1,017
     5.920%, 06/29/00                1,000        1,012
     7.000%, 07/05/00                  500          500
     5.800%, 07/26/00                1,000        1,002
     5.250%, 09/01/00                  500          493
     5.040%, 10/26/00                  500          488
   Federal Home Loan Mortgage
     Corporation
     5.570%, 08/20/97                1,000        1,003
     6.550%, 04/19/99                1,000        1,032
     6.130%, 08/19/99                  500          510
     5.880%, 03/15/00                1,000        1,005
     5.400%, 11/01/00                1,000          985
   Federal National Mortgage
     Association
     6.050%, 11/10/97                  500          506
     6.350%, 08/10/99                  750          770
     7.240%, 09/02/99                  500          512
     6.110%, 09/20/00                1,250        1,276
     7.140%, 08/15/02                  800          811
     7.200%, 08/19/02                  500          507
     6.720%, 02/25/03                1,000        1,026
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $15,811,849)                            15,962
                                                -------

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CASH EQUIVALENT--1.4%
   SEI Liquid Asset Trust -
     Government Portfolio           $  442       $  442
   SEI Liquid Asset Trust -
     Treasury Portfolio                  1            1
                                               --------
Total Cash Equivalent
   (Cost $442,581)                                  443
                                               --------
Total Investments--98.2%
   (Cost $31,523,496)                            31,962
                                               --------
OTHER ASSETS AND LIABILITIES--1.8%
   Other Assets and Liabilities, Net                580
                                               --------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     2,783,478 outstanding shares of
     beneficial interest                         29,456
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 353,423
     outstanding  shares of beneficial
     interest                                     3,839
   Accumulated net realized loss
     on investments                              (1,191)
   Net unrealized appreciation
     on investments                                 438
                                                --------
Total Net Assets--100.0%                        $ 32,542
                                                ========
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $  10.37
                                                ========
Net Asset Value and Redemption
   Price Per Share--Class B                     $  10.37
                                                ========
Maximum Public Offering Price Per
   Share--Class B ($10.37 / 96%)                $  10.80
                                                ========

================================================================================

PENNSYLVANIA MUNICIPAL
SECURITIES FUND

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
MUNICIPAL BONDS--95.6%
PENNSYLVANIA--91.1%
   Allegheny County, Series C-44,
     (GO) (FGIC)
     5.200%, 06/01/08                 $150       $  152
   Allentown, Water Improvement
     Authority, (RB) (AMBAC)
     4.850%, 07/15/01                  150          153
   Beaver County, Series A,
     (GO) (FGIC)
     4.750%, 10/01/03                  100          101
   Bethel Park, School District,
     (GO) (FGIC)
     5.000%, 08/01/04                  150          153
   Bethlehem, School District,
     (GO) (FGIC)
     4.600%, 09/01/00                  150          151
   Chester County, (GO)
     5.500%, 11/15/10                   25           26
   Dauphin County, General Purpose
     Authority, (RB) (MBIA)
     4.450%, 10/01/99                  150          149
   East Stroudsburg, School District,
     Series AA, (GO) (AMBAC)
     4.700%, 11/15/00                  125          126
   Geisinger, Health System
     Authority, (RB)
     7.380%, 07/01/02                   75           82
   Governor-Mifflin, School District,
     (GO) (AMBAC)
     4.400%, 11/15/99                  150          151
   Lancaster, Higher Education
     Authority, Franklin & Marshall
     College, (RB) (MBIA)
     5.650%, 04/15/10                  110          112
   Langhorne Manor Borough,
     Higher Education and Health
     Authority, Wood Services, (RB)
     6.400%, 11/15/06                  150          165
   Lehigh County, General Purpose
     Authority, St. Luke's Hospital,
     (RB) (AMBAC)
     4.750%, 11/15/00                  100          102

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Lycoming County, Pennsylvania
     College of Technology,
     (RB) (AMBAC)
     5.000%, 11/01/02                 $150       $  153
   North Allegheny, School District,
     Series A,  (GO) (AMBAC)
     5.850%, 11/01/02                  150          161
   Oley Valley, School District,
     (GO) (AMBAC)
     3.950%, 05/15/97                  100          100
   State, Second Series, (GO)
     5.500%, 07/01/01                  150          158
   State, Higher Education Authority,
     Thomas Jefferson University,
     Series A, (RB)
     6.630%, 08/15/09                   50           55
   State, Higher Education Authority,
     Series I, (RB) (AMBAC)
     5.000%, 06/15/03                  150          154
   Pittsburgh, Series B, (GO)
     (AMBAC)
     4.500%, 09/01/96                  100          100
   Pittsburgh, Urban Redevelopment
     Authority, (RB) (A)
     5.750%, 10/01/14                  100          102
   State, School Building Authority,
     Delaware County Community
     College,(RB) (MBIA)
     5.200%, 04/01/08                  250          251
   State, Brookville Area School
     District Project, Series G,
     (RB) (MBIA)
     4.850%, 11/15/02                  150          150
   Swarthmore College, (RB)
     7.380%, 09/15/18                   50           55
   Wattsburg, School District,
     (GO) (AMBAC)
     5.700%, 04/01/04                   75           78
   Westmoreland County, Series C,
     (GO) (MBIA)
     4.400%, 10/01/00                  150          152
                                                 ------
                                                  3,292
                                                 ------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

PENNSYLVANIA MUNICIPAL
SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
GUAM--4.5%
   Guam, Power Authority, (RB)
     (AMBAC)
     6.000%, 10/01/09                $ 150      $   161
                                                -------
Total Municipal Bonds
   (Cost $3,363,622)                              3,453
                                                -------

CASH EQUIVALENT--3.6%
   PNC Pennsylvania Tax-Free
     Money Market Fund                 131          131
                                                -------
Total Cash Equivalent
   (Cost $131,567)                                  131
                                                -------
Total Investments--99.2%
   (Cost $3,495,189)                              3,584
                                                -------
OTHER ASSETS AND LIABILITIES--0.8%
   Other Assets and Liabilities, Net                 30
                                                -------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
      par value) based on 327,077
     outstanding shares of beneficial
     interest                                     3,264
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 26,366
     outstanding  shares of beneficial
     interest                                       270
   Accumulated net realized loss
     on investments                                  (9)
   Net unrealized appreciation
     on investments                                  89
                                                  ------
Total Net Assets--100.0%                          $3,614
                                                  ======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                                 $10.23
                                                  ======
Net Asset Value and Redemption Price
   Per Share--Class B                             $10.22
                                                  ======

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
Maximum Public Offering Price Per
   Share--Class B ($10.22 / 99%)                  $10.32
                                                  ======

(A) Put and Demand features exist requiring the issurer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
GO -- General Obligation
RB -- Revenue Bond

The following organizations have provided underlying support for certain securities as defined in the Statement of Net Assets:

(AMBAC) -- American Municipal Bond Assurance Company
(FGIC) -- Financial Guaranty Insurance Company
(MBIA) -- Municipal Bond Insurance Association

GNMA FUND

MORTGAGE-BACKED POOLED NOTES--82.5%
   Government National Mortgage
     Association
     6.000%, 10/15/23               $  181      $   175
     6.000%, 11/15/23                  965          938
     6.000%, 12/15/23                1,430        1,390
     6.000%, 01/15/24                  192          186
     6.000%, 01/20/24                  937          903
     6.500%, 11/15/23                  826          820
     6.500%, 12/15/23                  116          115
     6.500%, 12/15/23                  352          349
     7.000%, 06/15/23                  164          166
     7.000%, 11/15/23                   85           86
     7.000%, 12/15/23                  946          957
     7.500%, 08/15/25                  305          314
     8.000%, 04/15/23                   51           53
     8.000%, 05/15/23                  366          382
     8.000%, 08/15/24                  228          237
     8.000%, 08/15/24                  239          249
     8.000%, 09/15/24                  211          220
     8.000%, 09/15/24                  352          367
     8.000%, 09/15/24                  248          258
     8.000%, 09/15/24                  486          507
                                                -------
Total Mortgage-Backed Pooled
   Notes
   (Cost $8,522,264)                              8,672
                                                -------

================================================================================

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--11.1%
   U.S. Treasury Bond
     13.130%, 05/15/01              $  150      $   203
   U.S. Treasury Notes
     7.250%, 11/30/96                  450          458
     6.000%, 08/31/97                  500          506
                                                -------
Total U.S. Treasury Obligations
   (Cost $1,150,388)                              1,167
                                                -------

CASH EQUIVALENT--5.9%
   SEI Liquid Asset Trust -
     Government Portfolio              432          432
   SEI Liquid Asset Trust -
     Treasury Portfolio                191          191
                                                -------
Total Cash Equivalent
   (Cost $622,846)                                  623
                                                -------
Total Investments--99.5%
   (Cost $10,295,498)                            10,462
                                                -------
OTHER ASSETS AND LIABILITIES--0.5%
   Other Assets and Liabilities, Net                 49
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     879,855 outstanding shares of beneficial
     interest                                     9,254
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 177,389
     outstanding  shares of beneficial
     interest                                     1,897
   Accumulated net realized loss
     on investments                                (806)
   Net unrealized appreciation
     on investments                                 166
                                                -------
Total Net Assets--100.0%                        $10,511
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $  9.94
                                                =======

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share--Class B                     $  9.93
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($9.93 / 97%)                 $ 10.24
                                                =======

EQUITY VALUE FUND

COMMON STOCK--92.1%
AEROSPACE & DEFENSE--3.7%
   Loral                            40,000      $ 1,415
   Raytheon                         40,000        1,890
                                                -------
                                                  3,305
                                                -------
AIRCRAFT--2.6%
   United Technologies              25,000        2,372
                                                -------
AUTOMOTIVE--3.1%
   Borg-Warner Automotive           20,000          640
   Echlin                           60,000        2,190
                                                -------
                                                  2,830
                                                -------
BANKS--5.8%
   Bank of New York                 25,000        1,219
   Boatmen's Bancshares             45,000        1,839
   Mellon Bank                      40,000        2,150
                                                -------
                                                  5,208
                                                -------
CHEMICALS--1.2%
   E.I. DuPont de Nemours           15,000        1,048
                                                -------
COMMUNICATIONS EQUIPMENT--0.9%
   ITT Industries                   10,000          240
   ITT *                            10,000          530
                                                -------
                                                    770
                                                -------
COMPUTERS & SERVICES--5.7%
   Compaq Computer*                 45,000        2,160
   Hewlett Packard                  25,000        2,094
   Microsoft *                      10,000          877
                                                -------
                                                  5,131
                                                -------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

EQUITY VALUE
FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
DRUGS--5.2%
   Bristol-Myers Squibb             10,000      $   859
   Merck                            20,000        1,315
   Pfizer                           40,000        2,520
                                                -------
                                                  4,694
                                                -------
ELECTRICAL & ELECTRONIC PRODUCTS--5.8%
   Emerson Electric                 25,000        2,044
   General Electric                 45,000        3,240
                                                -------
                                                  5,284
                                                -------
FINANCIAL SERVICES--0.5%
   ITT Hartford Group*              10,000          484
                                                -------
FOOD, BEVERAGE & TOBACCO--6.5%
   CPC International                 5,000          343
   Nestle S.A., ADR                 20,000        1,111
   PepsiCo                          30,000        1,676
   Sara Lee                         20,000          638
   Unilever NV, ADR                 15,000        2,111
                                                -------
                                                  5,879
                                                -------
GAS/NATURAL GAS--7.0%
   Consolidated Natural Gas         35,000        1,588
   National Fuel & Gas              50,000        1,681
   Sonat                            50,000        1,781
   Trans Canada Pipeline            90,000        1,238
                                                -------
                                                  6,288
                                                -------
GLASS PRODUCTS--1.0%
   PPG Industries                   20,000          915
                                                -------
HOUSEHOLD PRODUCTS--3.7%
   Colgate-Palmolive                15,000        1,054
   Procter & Gamble                 15,000        1,245
   Whirlpool                        20,000        1,065
                                                -------
                                                  3,364
                                                -------
INSURANCE--6.8%
   Aetna Life & Casualty            25,000        1,731
   American International Group     15,000        1,388
   Chubb                            25,000        2,419
   Providian                        15,000          611
                                                -------
                                                  6,149
                                                -------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
MEASURING DEVICES--1.6%
   Honeywell                        30,000      $ 1,459
                                                -------
PAPER & PAPER PRODUCTS--1.6%
   Weyerhaeuser                     20,000          865
   Willamette Industries            10,000          562
                                                -------
                                                  1,427
                                                -------
PETROLEUM REFINING--9.5%
   Amoco                            20,000        1,437
   Exxon                            20,000        1,602
   Mobil                            20,000        2,240
   Royal Dutch Petroleum            15,000        2,117
   Texaco                           15,000        1,178
                                                -------
                                                  8,574
                                                -------
PHOTOGRAPHIC EQUIPMENT &
   SUPPLIES--0.8%
   Xerox                             5,000          685
                                                -------
RAILROADS--6.7%
   Burlington Northern Santa Fe     30,000        2,340
   Illinois Central                 45,000        1,727
   Union Pacific                    30,000        1,980
                                                -------
                                                  6,047
                                                -------
RETAIL--2.6%
   Dayton-Hudson                    10,000          750
   May Department Stores            20,000          845
   Sears Roebuck                    20,000          780
                                                -------
                                                  2,375
                                                -------
RUBBER & PLASTIC--1.5%
   Goodyear Tire & Rubber           30,000        1,361
                                                -------
SEMI-CONDUCTORS/
   INSTRUMENTS--2.2%
   Intel                            35,000        1,986
                                                -------
TELEPHONES &
   TELECOMMUNICATION--6.1%
   AT&T                             35,000        2,266
   Bell Atlantic                    25,000        1,672

================================================================================


----------------------------------------------------------
                                 Face Amount     Market
Description                      (000)/Shares  Value (000)
----------------------------------------------------------
TELEPHONES &
   TELECOMMUNICATION--CONTINUED
   SBC Communications               15,000      $   863
   US West                          20,000          715
                                                -------
                                                  5,516
                                                -------
Total Common Stock
   (Cost $66,043,466)                            83,151
                                                -------
CASH EQUIVALENT--7.7%
   SEI Liquid Asset Trust -
     Government Portfolio           $3,928        3,928
   SEI Liquid Asset Trust -
     Treasury Portfolio              3,049        3,049
                                                -------
Total Cash Equivalent
   (Cost $6,977,125)                              6,977
                                                -------
Total Investments--99.8%
   (Cost $73,020,591)                            90,128
                                                -------
OTHER ASSETS AND LIABILITIES--0.2%
   Other Assets and Liabilities, Net                193
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     6,452,508 outstanding shares of
     beneficial interest                         66,520
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 596,012
     outstanding  shares of beneficial
     interest                                     6,858
   Accumulated net realized loss
     on investments                                (164)
   Net unrealized appreciation
     on investments                              17,107
                                                -------
Total Net Assets--100.0%                        $90,321
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 12.81
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 12.83
                                                =======

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
Maximum Public Offering Price Per
   Share--Class B ($12.83 / 96%)                $ 13.36
                                                =======

* Non-income producing security
ADR -- American Depository Receipt

EQUITY INCOME FUND
COMMON STOCK--99.6%

AEROSPACE & DEFENSE--4.2%
   Raytheon                         26,000      $ 1,228
   Rockwell International           20,000        1,058
                                                -------
                                                  2,286
                                                -------
AIRCRAFT--4.7%
   Textron                          18,000        1,215
   United Technologies              14,000        1,328
                                                -------
                                                  2,543
                                                -------
AUTOMOTIVE--2.6%
   Echlin                           30,000        1,095
   Ford Motor                       10,000          290
                                                -------
                                                  1,385
                                                -------
BANKS--6.4%
   Bank of New York                 24,000        1,170
   Norwest                          35,000        1,155
   Wachovia                         25,000        1,144
                                                -------
                                                  3,469
                                                -------
DRUGS--4.8%
   Bristol-Myers Squibb             15,000        1,288
   Merck                            20,000        1,315
                                                -------
                                                  2,603
                                                -------
ELECTRICAL & ELECTRONIC
     PRODUCTS--3.6%
   Emerson Electric                 12,000          981
   General Electric                 13,000          936
                                                -------
                                                  1,917
                                                -------
ELECTRICAL UTILITIES--5.7%
   Houston Industries               30,000          727
   Public Service Enterprise Group  25,000          766
   Utilicorp United                 30,000          881
   WPS Resources                    20,000          680
                                                -------
                                                  3,054
                                                -------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

EQUITY INCOME
FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--8.6%
   Anheuser Busch                   15,000      $ 1,003
   CPC International                16,000        1,098
   General Mills                    15,000          866
   Sara Lee                         30,000          956
   Unilever NV, ADR                  5,000          704
                                                -------
                                                  4,627
                                                -------
GAS/NATURAL GAS--7.9%
   Consolidated Natural Gas         25,000        1,134
   National Fuel & Gas              30,000        1,009
   Sonat                            40,000        1,425
   Trans Canada Pipeline            50,000          688
                                                -------
                                                  4,256
                                                -------
GLASS PRODUCTS--3.9%
   Corning                          30,000          960
   PPG Industries                   25,000        1,144
                                                -------
                                                  2,104
                                                -------
HOUSEHOLD PRODUCTS--5.8%
   Colgate-Palmolive                16,000        1,124
   Procter & Gamble                 11,000          913
   Whirlpool                        20,000        1,065
                                                -------
                                                  3,102
                                                -------
INSURANCE--3.8%
   Aetna Life & Casualty            15,000        1,039
   Cigna                            10,000        1,032
                                                -------
                                                  2,071
                                                -------
MEASURING DEVICES--1.8%
   Honeywell                        20,000          973
                                                -------
PAPER & PAPER PRODUCTS--3.1%
   Kimberly Clark                   20,000        1,655
                                                -------
PETROLEUM REFINING--10.1%
   Amoco                            10,000          719
   Chevron                          15,000          787
   Mobil                            12,000        1,344
   Royal Dutch Petroleum            10,000        1,411
   Texaco                           15,000        1,178
                                                -------
                                                  5,439
                                                -------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
PRINTING & PUBLISHING--1.7%
   Gannett                          15,000      $   921
                                                -------
RAILROADS--3.2%
   Burlington Northern Santa Fe     12,000          936
   Illinois Central                 20,000          768
                                                -------
                                                  1,704
                                                -------
RETAIL--5.9%
   Dayton-Hudson                    15,000        1,125
   May Department Stores            25,000        1,056
   Sears Roebuck                    25,000          975
                                                -------
                                                  3,156
                                                -------
SEMI-CONDUCTORS/INSTRUMENTS--2.7%
   Thomas & Betts                   20,000        1,475
                                                -------
TELEPHONES &
   TELECOMMUNICATION--9.1%
   Ameritech                        20,000        1,180
   Bell Atlantic                    12,000          802
   Bellsouth                        24,000        1,044
   GTE                              26,000        1,144
   US West                          20,000          715
                                                -------
                                                  4,885
                                                -------
Total Common Stock
   (Cost $43,886,661)                            53,625
                                                -------
CASH EQUIVALENT--0.4%
   SEI Liquid Asset Trust -
     Government Portfolio             $202          202
                                                -------
Total Cash Equivalent
   (Cost $202,198)                                  202
                                                -------
Total Investments--100.0%
   (Cost $44,088,859)                            53,827
                                                -------
OTHER ASSETS AND LIABILITIES--0.0%
   Other Assets and Liabilities, Net                (13)
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     3,382,510 outstanding shares of
     beneficial interest                         34,788

================================================================================

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
NET ASSETS:--CONTINUED
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     735,130 outstanding shares of beneficial
     interest                                   $ 8,455
   Accumulated net realized gain
     on investments                                 833
   Net unrealized appreciation
     on investments                               9,738
                                                -------
Total Net Assets--100.0%                        $53,814
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 13.07
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 13.08
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($13.08 / 96%)                $ 13.63
                                                =======

ADR -- American Depository Receipt

MID CAP VALUE FUND

COMMON STOCK--96.6%
APPAREL/TEXTILES--1.9%
   Albany International             50,000      $   906
                                                -------
AUTOMOTIVE--10.5%
   A.O.Smith                        40,000          830
   Echlin                           36,000        1,314
   Federal Signal                   52,000        1,345
   Regal Beloit                     72,000        1,566
                                                -------
                                                  5,055
                                                -------
BANKS--8.1%
   Associated Bancorp               15,000          614
   Dauphin Deposit Bank & Trust     20,000          575
   First Tennessee National         16,000          968
   Merchantile Bancorp              12,000          552
   Wilmington Trust                 20,000          617
   Zions Bancorp                     7,000          562
                                                -------
                                                  3,888
                                                -------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
BUILDING & CONSTRUCTION--7.5%
   Foster Wheeler                   30,000      $ 1,275
   Granite Construction             10,000          315
   Pitt Des Moines                  20,000          765
   Jacobs Engineering Group *       50,000        1,250
                                                -------
                                                  3,605
                                                -------
CHEMICALS--9.0%
   Cytec Industries *               20,000        1,247
   Lawter International            100,000        1,162
   Olin                             10,000          742
   Praxair                          35,000        1,177
                                                -------
                                                  4,328
                                                -------
COMMUNICATIONS EQUIPMENT--2.0%
   Vishay Intertechnology*          30,000          945
                                                -------
DRUGS--1.5%
   Loctite                          15,000          713
                                                -------
ELECTRICAL TECHNOLOGY--2.3%
   Anixter International *          60,000        1,117
                                                -------
FINANCIAL SERVICES--1.1%
   Franklin Resources               10,000          504
                                                -------
FOOD, BEVERAGE & TOBACCO--4.9%
   McCormick                        65,000        1,568
   Universal Foods                  20,000          802
                                                -------
                                                  2,370
                                                -------
HOUSEHOLD PRODUCTS--2.8%
   Valspar                          30,000        1,339
                                                -------
INSURANCE--2.7%
   Cincinnati Financial             20,000        1,305
                                                -------
MACHINERY--11.2%
   Astec Industries *               50,000          494
   Baldor Electric                  45,000          906
   Case                             20,000          915
   Lindsay Manufacturing*           36,000        1,386
   Nordson                          20,000        1,125
   Stewart & Stevenson Services     22,000          555
                                                -------
                                                  5,381
                                                -------

STATEMENT OF NET ASSETS
===============================================================================
The Pillar Funds -- December 31, 1995

MID CAP VALUE FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
MARINE TRANSPORTATION--2.4%
   Kirby*                           70,000      $ 1,138
                                                -------
MEASURING DEVICES--3.2%
   Andros Analyzers*                10,000          153
   Oak Industries*                  50,000          937
   Trimble Navigation*              25,000          466
                                                -------
                                                  1,556
                                                -------
METALS & MINING--4.5%
   Cleveland Cliffs                 32,000        1,312
   Vulcan Materials                 15,000          864
                                                -------
                                                  2,176
                                                -------
PAPER & PAPER PRODUCTS--6.0%
   Bemis                            60,000        1,537
   Wausau Paper Mills               50,000        1,363
                                                -------
                                                  2,900
                                                -------
PETROLEUM REFINING--2.1%
   Saga Petroleum, Class B *        80,000        1,000
                                                -------
PRINTING & PUBLISHING--2.2%
   Belo, Class A                    30,000        1,043
                                                -------
RAILROADS--4.1%
   Illinois Central                 30,000        1,151
   Kansas City Southern
     Industries                     18,000          824
                                                -------
                                                  1,975
                                                -------
RUBBER & PLASTIC--4.5%
   Cooper Tire & Rubber             50,000        1,231
   Sonoco Products                  35,000          919
                                                -------
                                                  2,150
                                                -------
STEEL & STEEL WORKS--1.0%
   Schnitzer Steel Industries, Cl A 15,000          458
                                                -------
TRUCKING--1.1%
   Kenan Transport                  25,479          529
                                                -------
Total Common Stock
   (Cost $39,280,076)                            46,381
                                                -------

----------------------------------------------------------
                                 Shares/Face     Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CASH EQUIVALENT--1.8%
   SEI Liquid Asset Trust -
     Government Portfolio             $866      $   866
                                                -------
Total Cash Equivalent
   (Cost $866,338)                                  866
                                                -------
Total Investments--98.4%
   (Cost $40,146,414)                            47,247
                                                -------
OTHER ASSETS AND LIABILITIES--1.6%
   Other Assets and Liabilities, Net                781
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     3,377,962 outstanding shares of
     beneficial interest                         35,436
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 451,242
     outstanding  shares of beneficial
     interest                                     5,176
   Accumulated net realized gain
     on investments                                 315
   Net unrealized appreciation
     on investments                               7,101
                                                -------
Total Net Assets--100.0%                        $48,028
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 12.55
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 12.53
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($12.53 / 96%)                $ 13.05
                                                =======

* Non-income producing security
ADR -- American Depository Receipt

===============================================================================

BALANCED GROWTH FUND

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--12.8%
   U.S. Treasury Notes
     6.880%, 02/28/97               $  500      $  509
     6.630%, 03/31/97                  500         509
     5.880%, 08/15/98                  500         508
     5.000%, 01/31/99                  500         496
     7.000%, 04/15/99                  500         525
     7.750%, 11/30/99                  500         542
     5.880%, 06/30/00                  500         510
     5.750%, 10/31/00                  500         507
     7.500%, 11/15/01                  500         551
     6.380%, 08/15/02                  500         525
                                                ------
Total U.S. Treasury Obligations
   (Cost $5,008,381)                             5,182
                                                ------

U.S. GOVERNMENT AGENCY
OBLIGATIONS--30.8%
   Federal Farm Credit Bank
     7.610%, 03/16/98                  100         100
     7.950%, 04/01/02                  500         519
   Federal Home Loan Bank
     6.330%, 07/14/97                  500         501
     6.300%, 11/02/98                  500         501
     6.490%, 12/01/99                  500         501
   Federal Home Loan Mortgage
     6.300%, 08/25/99                  500         501
     6.550%, 01/04/00                  500         516
     6.550%, 10/02/02                  500         525
   Federal National Mortgage
     Association
     6.750%, 04/22/97                  500         509
     7.680%, 12/01/97                  300         312
     6.350%, 08/10/99                  500         513
     8.350%, 11/10/99                  500         548
     8.500%, 01/13/00                  500         530
     6.100%, 02/10/00                  500         509
     7.900%, 04/10/02                  500         512
     6.950%, 09/10/02                  500         505
     6.720%, 02/25/03                  500         513
     6.380%, 06/25/03                  500         504
     6.200%, 11/12/03                  500         502
     5.800%, 12/10/03                  500         500
     8.630%, 11/10/04                  500         544

----------------------------------------------------------
                                  Face Amount    Market
Description                      (000)/Shares  Value (000)
----------------------------------------------------------
     8.550%, 12/10/04               $  750      $  784
     8.000%, 04/13/05                  500         522
   Tennessee Valley Authority
     7.450%, 10/15/01                  500         525
     6.380%, 06/15/05                  500         519
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $12,153,933)                            12,515
                                                -------

CORPORATE BOND--4.4%
   American Express Credit
     6.750%, 06/01/01                  500         518
   E.I. DuPont de Nemours
     6.750%, 10/15/02                  500         524
   Philip Morris
     8.750%, 12/01/96                  100         103
     9.250%, 02/15/00                  100         111
   Southern California Edison
     6.750%, 01/15/00                  500         513
                                                ------
Total Corporate Bond
   (Cost $1,699,706)                             1,769
                                                ------

COMMON STOCK--50.0%
AEROSPACE & DEFENSE--1.1%
   Loral                            13,000         460
                                                ------
AIRCRAFT--1.7%
   Boeing                            4,000         313
   United Technologies               4,000         380
                                                ------
                                                   693
                                                ------
AUTOMOTIVE--1.5%
   Borg-Warner Automotive            9,000         288
   Echlin                            9,000         329
                                                ------
                                                   617
                                                ------
BANKS--3.4%
   Boatmen's Bancshares             12,000         490
   J.P. Morgan                       6,000         482
   Norwest                          12,000         396
                                                ------
                                                 1,368
                                                ------

STATEMENT OF NET ASSETS
===============================================================================

The Pillar Funds -- December 31, 1995

BALANCED GROWTH FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
CHEMICALS--1.2%
   Monsanto                          4,000       $  490
                                                 ------
COMMUNICATIONS EQUIPMENT--0.7%
   ITT Industries                    4,000           96
   ITT *                             4,000          212
                                                 ------
                                                    308
                                                 ------
COMPUTERS & SERVICES--3.0%
   Compaq Computer*                  7,500          360
   Hewlett Packard                   4,000          335
   Safeguard Scientifics *          10,000          495
   US Data *                         2,500           36
                                                 ------
                                                  1,226
                                                 ------
CONCRETE & MINERAL PRODUCTS--2.4%
   Armstrong World Industries        8,000          496
   Minnesota Mining &
     Manufacturing                   7,000          464
                                                 ------
                                                    960
                                                 ------
CONTAINERS & PACKAGING--0.7%
   Crown Cork & Seal*                6,500          271
                                                 ------
DRUGS--2.6%
   Bristol-Myers Squibb              6,000          515
   Merck                             8,000          526
                                                 ------
                                                  1,041
                                                 ------
ELECTRICAL & ELECTRONIC
   PRODUCTS--2.4%
   Emerson Electric                  5,000          409
   General Electric                  8,000          576
                                                 ------
                                                    985
                                                 ------
ELECTRIC UTILITIES--0.9%
   FPL Group                         8,000          371
                                                 ------
FINANCIAL SERVICES--1.7%
   Federal National Mortgage
     Association                     4,000          496
   ITT Hartford Group*               4,000          194
                                                 ------
                                                    690
                                                 ------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--6.4%
   CPC International                 7,000       $  480
   H.J. Heinz                       14,250          472
   Nestle S.A., ADR                 10,000          555
   Pepsico                           9,000          503
   Sara Lee                         10,000          319
   Unilever NV, ADR                  2,000          282
                                                 ------
                                                  2,611
                                                 ------
FORESTRY--1.0%
   Rayonier                         12,000          400
                                                 ------
HOUSEHOLD PRODUCTS--0.9%
   Whirlpool                         7,000          373
                                                 ------
INSURANCE--2.5%
   American International Group      6,000          555
   Cigna                             4,500          465
                                                 ------
                                                  1,020
                                                 ------
PETROLEUM & FUEL PRODUCTS--1.2%
   Schlumberger                      7,000          485
                                                 ------
PETROLEUM REFINING--4.0%
   Amoco                             7,000          503
   Mobil                             5,000          560
   Royal Dutch Petroleum             4,000          565
                                                 ------
                                                  1,628
                                                 ------
PRINTING & PUBLISHING--1.5%
   Gannett                           6,000          368
   Time Warner                       6,000          227
                                                 ------
                                                    595
                                                 ------
RAILROADS--2.3%
   Burlington Northern Santa Fe      6,000          468
   Illinois Central                 12,000          461
                                                 ------
                                                    929
                                                 ------
RETAIL--1.1%
   May Department Stores            11,000          465
                                                 ------

===============================================================================

----------------------------------------------------------
                                  Shares/Face    Market
Description                       Amount (000) Value (000)
----------------------------------------------------------
SEMI-CONDUCTORS/
   INSTRUMENTS--0.8%
   Intel                             5,500      $   312
                                                -------
TELEPHONES &
   TELECOMMUNICATION--5.0%
   AT&T                              8,000          518
   Ameritech                         7,600          448
   Bell Atlantic                     8,000          535
   Bellsouth                        12,000          522
                                                -------
                                                  2,023
                                                -------
Total Common Stock
   (Cost $15,214,190)                            20,321
                                                -------

CASH EQUIVALENT--1.2%
   SEI Liquid Asset Trust -
     Government Portfolio             $476          476
                                                -------
Total Cash Equivalent
   (Cost $475,751)                                  476
                                                -------
Total Investments--99.2%
   (Cost $34,551,961)                            40,263
                                                -------
OTHER ASSETS AND LIABILITIES--0.8%
   Other Assets and Liabilities, Net                334
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     2,667,147 outstanding shares of
     beneficial interest                         27,439
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 700,302
     outstanding  shares of beneficial
     interest                                     7,489
   Accumulated net realized loss
     on investments                                 (42)
   Net unrealized appreciation
     on investments                               5,711
                                                -------
   Total Net Assets--100.0%                     $40,597
                                                =======

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
   Net Asset Value, Offering Price and
     Redemption Price Per
     Share--Class A                            $  12.05
                                               ========
   Net Asset Value and Redemption
     Price Per Share--Class B                  $  12.07
                                               ========
    Maximum Public Offering Price Per
     Share--Class B ($12.07 / 96%)             $  12.57
                                               ========

* Non-income producing security
ADR -- American Depository Receipt

INTERNATIONAL GROWTH FUND

FOREIGN STOCKS--97.5%
ARGENTINA--0.8%
   Buenos Aires Embotelladora
     ADR                             2,250     $     46
   Telefonica Argentina ADR          1,600           44
                                               --------
                                                     90
                                               --------
AUSTRALIA--5.3%
   Advance Bank Australia            9,590           77
   Amcor                            13,100           92
   Australian & New Zealand
     Bank                           28,000          131
   Broken Hill Proprietary          11,076          156
   Qantas Air ADR                    2,050           34
   Westpac Banking                  15,000           67
                                               --------
                                                    557
                                               --------
AUSTRIA--0.8%
   EVN                                 650           89
                                               --------
BELGIUM--0.6%
   Delhaize-Le Lion                  1,550           64
                                               --------
BRAZIL--0.7%
   Electrobras ADR                   4,300           58
   Usiminas ADR                      2,000           16
                                               --------
                                                     74
                                               --------

STATEMENT OF NET ASSETS
===============================================================================

The Pillar Funds -- December 31, 1995

INTERNATIONAL GROWTH
FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
CANADA--1.6%
   Canada Pacific ADR                9,500       $  172
                                                 ------
CHILE--0.3%
   Compania de Telecom Chile ADR       400           33
                                                 ------
DENMARK--2.0%
   Tele Denmark ADS                  5,750          159
   Unidanmark series A               1,100           54
                                                 ------
                                                    213
                                                 ------
FINLAND--1.2%
   Metsa Serla series B              1,700           52
   Unitas Bank series A *           28,000           71
                                                 ------
                                                    123
                                                 ------
FRANCE--8.0%
   Banque National Paris series A    1,450           66
   Canal Plus                          525           99
   Cie de Saint Gobain                 600           66
   Danone                              350           58
   Peugeot                             400           53
   Renault                           1,700           49
   Rhone Poulenc                     6,750          145
   Societe Generale                    650           80
   Societe Nationale Elf Aquitaine   1,900          140
   Total Compaigne series B          1,300           88
                                                 ------
                                                    844
                                                 ------
GERMANY--5.5%
   Bayer                               375          100
   Biersdorf                            20           14
   Daimler Benz                        150           76
   Degussa                             245           82
   Deutsche Bank                     1,700           81
   Karstadt                            160           66
   Mannesmann                          250           79
   Veba                              2,000           86
                                                 ------
                                                    584
                                                 ------
HONG KONG--4.1%
   Hong Kong Telecommunications     29,600           53
   Hutchison Whampoa                23,000          140
   Sung Hung Kai Properties         16,000          131
   Swire Pacific series A           14,000          108
                                                 ------
                                                    432
                                                 ------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
INDONESIA--0.4%
   Jaya Real Property               15,000       $   40
   Semen Gresik                      2,500            7
                                                 ------
                                                     47
                                                 ------
ITALY--2.3%
   Banca Commerciale Italiana       40,000           85
   Stet Societa Finanziaria
     Telefonica                     43,000          122
   Telecom Italia                   25,000           39
                                                 ------
                                                    246
                                                 ------
JAPAN--27.7%
   Canon Sales                       3,150           84
   Chugai Pharmaceutical            14,000          134
   Dai Nippon Printing               7,000          119
   Eisai                             4,000           70
   Home Wide                         3,000           35
   Ito Yokado                        2,000          123
   Kajima                            6,000           59
   Kawasaki Heavy Industries        14,000           64
   Kawasaki Steel                   20,000           70
   Keio Teito Electric Railway       8,000           47
   Kyoritsu Air Tech                 1,000           11
   Matsushita Electric               6,000           98
   Minebea                           6,000           50
   Mitsubishi                        6,000           74
   Mitsubishi Bank                   4,000           94
   Mitsui Petrochem                  5,000           41
   Nihon Jumbo                       2,000           70
   Nippon Express                    8,000           77
   Nippon Telegraph & Telephone          9           73
   NKK                              30,000           81
   Nokia ADR series A                2,300           89
   Nomura Securities                 5,000          109
   Orix                              3,000          124
   Riso Kagaku                         500           42
   Sakura Bank                       8,000          102
   Sankyo                            4,000           90
   Sanwa Bank                        3,000           61
   Secom                             2,000          139
   Sekisui Chemical                  1,000           15
   Seven Eleven                      1,000           71
   Shimamura                         2,000           77

===============================================================================

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
JAPAN--CONTINUED
   Showa                             5,000        $  38
   Sony                              1,000           60
   Sumitomo Marine &
     Fire Insurance                  7,000           58
   Sumitomo Realty &
     Development                    11,000           78
   Sumitomo Trust & Banking          5,000           71
   Toda Construction                 5,000           43
   Tohoku Electric Power             2,000           48
   Tokio Marine & Fire Insurance    10,000          131
   Tsutsumi Jewelry                    200           10
                                                 ------
                                                  2,930
                                                 ------
MALAYSIA--1.8%
   Resorts World Berhad             13,000           70
   Sime Darby                       36,000           96
   Telekom Malaysia                  3,000           23
                                                 ------
                                                    189
                                                 ------
MEXICO--1.0%
   Cemex SA de CV series A           6,000           20
   Femsa series B                   10,500           24
   Grupo Carso *                     3,300           18
   Telefonos de Mexico ADR
     series L                          850           27
   Trans Maritima ADR                2,350           18
                                                 ------
                                                    107
                                                 ------
NETHERLANDS--4.1%
   Elsevier                          4,000           53
   International Nederland           2,000          134
   Unilever CVA                        650           92
   Vendex International              4,000          119
   Verenigde Nederlandse
     Uigevbedrijven                    250           34
                                                  ------
                                                    432
                                                 ------
NEW ZEALAND--1.4%
   Air New Zealand series B         17,500           59
   Brierley Investment             115,000           91
                                                 ------
                                                    150
                                                 ------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
NORWAY--3.9%
   Christiana Bank                  24,100       $   57
   Hafslund Nycomed series A         2,800           73
   Kvaerner                          2,500           89
   Orkla AS series A                 1,750           87
   Saga Petroleum AS series A        7,800          104
                                                 ------
                                                    410
                                                 ------
PHILIPPINES--1.0%
   Philippine National Bank*         6,000           66
   Phillipino Telephone             40,000           41
                                                 ------
                                                    107
                                                 ------
PORTUGAL--0.5%
   Portugal Telecom S.A. ADR*        3,000           57
                                                 ------
SINGAPORE--3.4%
   Keppel                           15,000          134
   Overseas Chinese Banking          9,000          113
   United Overseas Bank             12,000          115
                                                 ------
                                                    362
                                                 ------
SPAIN--4.8%
   Acerinox S.A.                       850           86
   Banco Bilbao Vizcaya              3,750          135
   Empresa Nacional de
     Electricidad                    1,600           91
   Repsol                              400           13
   Telefonica de Espana              3,500           48
   Repsol ADR                        4,000          132
                                                 ------
                                                    505
                                                 ------
SWEDEN--2.0%
   Astra AB series A                 1,100           44
   Avesta Sheffield                  4,500           40
   BT Industries*                    5,300           58
   Stora Kopparbergs series A        5,800           68
                                                 ------
                                                    210
                                                 ------
SWITZERLAND--2.9%
   Ciba Geigy                           90           79
   Nestle SA                           140          155
   Sulzer Gerbruder                    145           78
                                                 ------
                                                    312
                                                 ------

STATEMENT OF NET ASSETS
===============================================================================

The Pillar Funds -- December 31, 1995

INTERNATIONAL GROWTH
FUND--CONTINUED

----------------------------------------------------------
                                 Shares/Face     Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
THAILAND--0.9%
   Bangkok Bank                      1,500       $   18
   Bangkok Metro Bank               38,000           35
   Siam Commercial Bank              3,000           40
                                                 ------
                                                     93
                                                 ------
UNITED KINGDOM--8.5%
   Associated British Foods          8,000           46
   Bass                              2,000           22
   BET                              82,000          162
   Body Shop International          14,000           33
   British Steel                    30,000           76
   British Telecommunications        8,750           48
   Powergen                          6,073           50
   Rank Organization                17,500          127
   Royal Insurance                  21,000          125
   Tomkins                          15,000           66
   Vodafone Group                   42,000          150
                                                 ------
                                                    905
                                                 ------
Total Foreign Stocks
   (Cost $9,864,107)                             10,337
                                                 ------

REPURCHASE AGREEMENTS--2.8%
   Swiss Bank Securities 5.85%,
     dated 12/29/95, matures
     1/2/96, repurchase price
     $294,191 (collateralized by
     U.S. Treasury Note, par
     value $180,000, 14%, due
     11/15/11, market value
     $301,171)                         294          294
                                                 ------
Total Repurchase Agreements
   (Cost $294,000)                                  294
                                                 ------
Total Investments--100.3%
   (Cost $10,158,107)                            10,631
                                                 ------
OTHER ASSETS AND LIABILITIES-- (0.3%)               (20)
                                                 ------


----------------------------------------------------------
                                                 Market
Description                                    Value (000)
----------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     930,244 outstanding shares of beneficial
     interest                                   $ 9,491
   Portfolio shares of Class B
     unlimited authorization--no
     par value) based on 57,822
     outstanding  shares of beneficial
     interest                                       590
   Undistributed net investment income               12
   Accumulated net realized loss
     on foreign currency transactions               (16)
   Accumulated net realized gain
     on investments                                  61
   Net unrealized appreciation
     on investments                                 473
                                                -------
Total Net Assets--100.0%                        $10,611
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 10.74
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 10.73
                                                =======

Maximum Public Offering Price Per
   Share--Class B ($10.73 / 96%)                $ 11.18
                                                =======

* Non-income producing security
ADR -- American Depository Receipts
ADS -- American Depository Shares

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                      ------------- ----------  ----------  -------------
                                      U.S. TREASURY   PRIME                 U.S. TREASURY
                                        SECURITIES  OBLIGATION  TAX-EXEMPT    SECURITIES
                                          MONEY       MONEY       MONEY       PLUS MONEY
                                          MARKET      MARKET      MARKET        MARKET
                                           FUND        FUND        FUND          FUND
                                      ------------- ----------  ----------  -------------
INTEREST INCOME:                         $ 22,136    $ 13,294    $  2,274    $  3,308
                                         --------    --------    --------    --------
EXPENSES:
   Administration fee                         795         450         112         199
   Investment advisory fee                  1,391         787         198          85
   Less investment advisory fee waived        (11)        (11)        (28)        (41)
   Custodian fee                               99          56          15          14
   Transfer agent fee                         143          65          36          34
   Professional fees                           93          37          11           8
   Registration fees                           19          50          12          (8)
   Distribution fees (1)                        4          11          11          17
   Printing expense                            38          16           4           3
   Amortization of deferred
      organizational costs                      4           4           3           2
   Insurance and other expenses                11           8           4        --
                                         --------    --------    --------    --------
   Total expenses                           2,586       1,473         378         313
                                         --------    --------    --------    --------
NET INVESTMENT INCOME                      19,550      11,821       1,896       2,995
                                         --------    --------    --------    --------
Net realized gain (loss)
   on investments                             110          44          (5)          4
                                         --------    --------    --------    --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       $ 19,660    $ 11,865    $  1,891    $  2,999
                                         ========    ========    ========    ========

(1) All distribution fees are incurred at the Class B level except for U.S. Treasury
    Securities Plus Money Market Fund.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                        ---------- ---------- ----------- -------------
                                                                          INTERMEDIATE-
                                                              NEW JERSEY      TERM
                                        SHORT-TERM   FIXED    MUNICIPAL    GOVERNMENT
                                        INVESTMENT   INCOME   SECURITIES   SECURITIES
                                           FUND       FUND       FUND          FUND
                                        ---------- ---------- ----------- -------------
INVESTMENT INCOME:
   Dividend income                           --          --          --          --
   Interest income                       $  1,997    $  7,357    $  2,288    $  1,944
   Less: Foreign taxes withheld              --          --          --          --
                                         --------    --------    --------    --------
   Total income                             1,997       7,357       2,288       1,944
                                         --------    --------    --------    --------
EXPENSES:
   Administration fee                          63         222          90          63
   Less administration fee waived            --          --           (34)       --
   Investment advisory fee                    189         666         283         190
   Less investment advisory fee waived        (53)       (117)       (214)        (78)
   Custodian fee                                8          28          11           9
   Transfer agent fee                          30          49          30          35
   Professional fees                            6          19           9          19
   Registration fees                            1        --             3        --
   Distribution fees (1)                        3          14          58           7
   Printing expense                             2           7           5           5
   Amortization of deferred
      organizational costs                      4           3           3           4
   Insurance and other expenses                 3          11           8           7
                                         --------    --------    --------    --------
   Total expenses                             256         902         252         261
                                         --------    --------    --------    --------
NET INVESTMENT INCOME                       1,741       6,455       2,036       1,683
                                         --------    --------    --------    --------
Net realized gain (loss)
   on investments                              43        (191)        (59)       (624)
                                         --------    --------    --------    --------
Net realized loss on foreign currency
   transactions and foreign currency
   contracts                                 --          --          --          --
Net change in unrealized depreciation
   on foreign currency and translation
   of other assets and liabilities
   denominated in foreign currency           --          --          --          --
Net unrealized appreciation
   of investment securities                   134      11,725       3,802       3,243
                                         --------    --------    --------    --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       $  1,918    $ 17,989    $  5,779    $  4,302
                                         ========    ========    ========    ========

                                         ------------ ----------  --------    --------    --------    --------  -------------
                                         PENNSYLVANIA
                                           MUNICIPAL               EQUITY      EQUITY      MID CAP    BALANCED  INTERNATIONAL
                                          SECURITIES     GNMA       VALUE      INCOME       VALUE      GROWTH       GROWTH
                                              FUND       FUND       FUND        FUND        FUND        FUND       FUND (2)
                                         ------------ ----------  --------    --------    --------    --------  -------------
INVESTMENT INCOME:
   Dividend income                            --          --      $  1,947    $  1,512    $    770    $    469    $     55
   Interest income                        $    160    $    660         265          50         120       1,296          44
   Less: Foreign taxes withheld               --          --          --          --          --          --            (6)
                                          --------    --------    --------    --------    --------    --------    --------
   Total income                                160         660       2,212       1,562         890       1,765          93
                                          --------    --------    --------    --------    --------    --------    --------
EXPENSES:
   Administration fee                            5          19         153          92          86          75           8
   Less administration fee waived               (5)       --          --          --          --          --          --
   Investment advisory fee                      19          56         575         344         321         282          41
   Less investment advisory fee waived         (19)        (31)       (208)       (136)       (130)       (115)        (25)
   Custodian fee                                 1           3          19          11          10           9           7
   Transfer agent fee                           24          26          40          34          34          32          13
   Professional fees                             1           1          13           9           8           7           2
   Registration fees                          --            (1)          4           2           3           1           3
   Distribution fees (1)                         1           4          12          18          13          19        --
   Printing expense                           --          --             5           3           3           3           3
   Amortization of deferred
      organizational costs                    --             1           4           4           3           3           2
   Insurance and other expenses               --             1           9           3           4           3           7
                                          --------    --------    --------    --------    --------    --------    --------
   Total expenses                               27          79         626         384         355         319          61
                                          --------    --------    --------    --------    --------    --------    --------
NET INVESTMENT INCOME                          133         581       1,586       1,178         535       1,446          32
                                          --------    --------    --------    --------    --------    --------    --------
Net realized gain (loss)
   on investments                               16           1       6,540       2,837         764       1,009          81
                                          --------    --------    --------    --------    --------    --------    --------
Net realized loss on foreign currency
   transactions and foreign currency
   contracts                                  --          --          --          --          --          --           (16)
Net change in unrealized depreciation
   on foreign currency and translation
   of other assets and liabilities
   denominated in foreign currency            --                      --          --          --          --          --
Net unrealized appreciation
   of investment securities                    205       1,054      15,433       9,914       6,078       6,664         473
                                          --------    --------    --------    --------    --------    --------    --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        $    354    $  1,636    $ 23,559    $ 13,929    $  7,377    $  9,119    $    570
                                          ========    ========    ========    ========    ========    ========    ========

(1) All distribution fees are incurred at the Class B level.
(2) The International Growth Fund commenced operations on May 1, 1995.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                           ---------------------   -------------------
                                               U.S. TREASURY        PRIME OBLIGATION
                                             SECURITIES MONEY         MONEY MARKET
                                                MARKET FUND               FUND
                                           ---------------------   -------------------
                                              1995        1994       1995       1994
                                           ----------   --------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income                   $   19,550   $ 14,428   $ 11,821    $ 5,065
   Net realized gain (loss) on
     securities sold                              110         17         44        (18)
                                           ----------   --------   --------   --------
   Net increase in net assets resulting
     from operations                           19,660     14,445     11,865      5,047
                                           ----------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                  (19,473)   (14,405)   (11,601)    (5,007)
     Class B                                      (77)       (23)      (220)       (58)
   Realized capital gains:
     Class A                                       --         --         --         --
     Class B                                       --         --         --         --
                                           ----------   --------   --------   --------
       Total distributions                    (19,550)   (14,428)   (11,821)    (5,065)
                                           ----------   --------   --------   --------
SHARE TRANSACTIONS (ALL AT $1.00
  PER SHARE):
   Class A:
     Shares issued                          1,066,121  1,026,987    610,748    427,745
     Shares issued in lieu of cash
       distributions                                1          1        --         --
     Shares redeemed                       (1,067,826)  (982,827)  (508,503)  (400,130)
                                           ----------   --------   --------   --------
       Net Class A share transactions          (1,704)    44,161    102,245     27,615
                                           ----------   --------   --------   --------
   Class B:
     Shares issued                              6,412      1,996      9,612      5,071
     Shares issued in lieu of cash
       distributions                               65         22        199         44
     Shares redeemed                           (3,578)    (2,219)    (6,167)    (2,210)
                                           ----------   --------   --------   --------
       Net Class B share transactions           2,899       (201)     3,644      2,905
                                           ----------   --------   --------   --------
   Increase/decrease in net assets from
     share transactions                         1,195     43,960    105,889     30,520
                                           ----------   --------   --------   --------
   Total increase/decrease in net assets        1,305     43,977    105,933     30,502
                                           ----------   --------   --------   --------
NET ASSETS:
   Beginning of period                        465,758    421,781    160,659    130,157
                                           ----------   --------   --------   --------
NET ASSETS:
   End of period                           $  467,063   $465,758   $266,592   $160,659
                                           ==========   ========   ========   ========

44

                                           -------------------  -----------------
                                               TAX-EXEMPT        U.S.TREASURY
                                              MONEY MARKET      SECURITIES PLUS
                                                  FUND         MONEY MARKET FUND
                                           -------------------  -----------------
                                              1995     1994       1995     1994
                                           --------   --------   -------  -------
INVESTMENT ACTIVITIES:
   Net investment income                    $ 1,896     $  911   $ 2,995  $  2,175
   Net realized gain (loss) on
     securities sold                             (5)         2         4       (19)
                                           --------   --------   -------   -------
   Net increase in net assets resulting
     from operations                          1,891        913     2,999     2,156
                                           --------   --------   -------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                 (1,764)      (848)   (2,995)   (2,175)
     Class B                                   (132)       (62)       --        --
   Realized capital gains:
     Class A                                     --         --        --        --
     Class B                                     --         --        --        --
                                           --------   --------   -------   -------
       Total distributions                   (1,896)      (910)   (2,995)   (2,175)
                                           --------   --------   -------   -------
SHARE TRANSACTIONS (ALL AT $1.00
  PER SHARE):
   Class A:
     Shares issued                          140,400     97,150   418,839   458,343
     Shares issued in lieu of cash
       distributions                             --         --     2,350     1,592
     Shares redeemed                       (114,513)   (92,401) (402,797) (502,893)
                                           --------   --------   -------   -------
       Net Class A share transactions        25,887      4,749    18,392   (42,958)
                                           --------   --------   -------   -------
   Class B:
     Shares issued                            7,924      4,033        --        --
     Shares issued in lieu of cash
       distributions                            112         53        --        --
     Shares redeemed                         (5,587)    (5,163)       --        --
                                           --------   --------   -------   -------
       Net Class B share transactions         2,449     (1,077)       --        --
                                           --------   --------   -------   -------
   Increase/decrease in net assets from
     share transactions                      28,336      3,672    18,392   (42,958)
                                           --------   --------   -------   -------
   Total increase/decrease in net assets     28,331      3,675    18,396   (42,977)
                                           --------   --------   -------   -------
NET ASSETS:
   Beginning of period                       40,535     36,860    46,301    89,278
                                           --------   --------   -------   -------
NET ASSETS:
   End of period                           $ 68,866   $ 40,535   $64,697   $46,301
                                           ========   ========   =======   =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
===============================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                                ----------------------    ----------------------
                                                     SHORT-TERM                  FIXED
                                                     INVESTMENT                  INCOME
                                                        FUND                      FUND
                                                ----------------------    ----------------------
                                                  1995         1994          1995         1994
                                                ---------    ---------    ---------    ---------
INVESTMENT ACTIVITIES:
   Net investment income                        $   1,741    $   1,073    $   6,455    $   6,534
   Net realized gain (loss) on
     securities sold                                   43          (75)        (191)          29
   Net unrealized appreciation (depreciation)
     of investment securities                         134          (53)      11,725      (13,385)
                                                ---------    ---------    ---------    ---------
   Net increase in net assets resulting
     from operations                                1,918          945       17,989       (6,822)
                                                ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                       (1,676)      (1,057)      (6,151)      (6,173)
     Class B                                          (64)         (17)        (305)        (360)
   Realized capital gains:
     Class A                                         --            (13)        --           (597)
     Class B                                         --           --           --            (36)
                                                ---------    ---------    ---------    ---------
       Total distributions                         (1,740)      (1,087)      (6,456)      (7,166)
                                                ---------    ---------    ---------    ---------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                                 10,526        6,290       14,073        8,529
     Shares issued in lieu of cash
       distributions                                1,642        1,054        5,297        6,469
     Shares redeemed                              (10,885)      (9,352)     (13,377)     (19,157)
                                                ---------    ---------    ---------    ---------
       Net Class A share transactions               1,283       (2,008)       5,993       (4,159)
                                                ---------    ---------    ---------    ---------
   Class B:
     Shares issued                                  1,553          672        1,524        1,823
     Shares issued in lieu of cash
       distributions                                   58           17          197          294
     Shares redeemed                                 (343)        (125)      (1,977)      (2,298)
                                                ---------    ---------    ---------    ---------
       Net Class B share transactions               1,268          564         (256)        (181)
                                                ---------    ---------    ---------    ---------
   Increase (decrease) in net assets
      from share transactions                       2,551       (1,444)       5,737       (4,340)
                                                ---------    ---------    ---------    ---------
   Total increase (decrease) in net
     assets                                         2,729       (1,586)      17,270      (18,328)
                                                ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of period                             29,956       31,542      102,083      120,411
                                                ---------    ---------    ---------    ---------
NET ASSETS:
   End of period                                $  32,685    $  29,956    $ 119,353    $ 102,083
                                                =========    =========    =========    =========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                         1,050          631        1,399          848
     Issued in lieu of cash distributions             164          105          526          656
     Redeemed                                      (1,086)        (938)      (1,336)      (1,935)
                                                ---------    ---------    ---------    ---------
       Net Class A share transactions                 128         (202)         589         (431)
                                                ---------    ---------    ---------    ---------
   Class B shares:
     Issued                                           154           67          149          178
     Issued in lieu of cash distributions               6            2           20           30
     Redeemed                                         (34)         (12)        (197)        (233)
                                                ---------    ---------    ---------    ---------
       Net Class B shares                             126           57          (28)         (25)
                                                ---------    ---------    ---------    ---------
       Net increase (decrease) in shares              254         (145)         561         (456)
                                                =========    =========    =========    =========

                                       ---------------------   ----------------------  ---------------------- --------------------
                                            NEW JERSEY              INTERMEDIATE-           PENNSYLVANIA
                                             MUNICIPAL             TERM GOVERNMENT            MUNICIPAL               GNMA
                                          SECURITIES FUND          SECURITIES FUND         SECURITIES FUND            FUND
                                       ---------------------   ----------------------  ---------------------- --------------------
                                          1995        1994        1995        1994        1995        1994       1995       1994
                                       ---------   ---------   ----------  ----------  ----------  ---------- ---------  ---------
INVESTMENT ACTIVITIES:
   Net investment income               $   2,036   $   2,248   $   1,683   $   1,791   $     133   $     112  $     581  $     708
   Net realized gain (loss) on
     securities sold                         (59)       (245)       (624)       (571)         16         (26)         1       (654)
   Net unrealized appreciation
     (depreciation) of investment
     securities                            3,802      (4,315)      3,243      (3,187)        205        (169)     1,054       (812)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Net increase in net assets
     resulting from operations             5,779      (2,312)      4,302      (1,967)        354         (83)     1,636       (758)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                              (1,069)     (1,174)     (1,545)     (1,618)       (123)       (100)      (472)      (575)
     Class B                                (965)     (1,077)       (139)       (172)        (10)        (12)      (105)      (137)
   Realized capital gains:
     Class A                                --          --          --           (17)       --          --         --          (12)
     Class B                                --          --          --            (2)       --          --         --           (3)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Total distributions                (2,034)     (2,251)     (1,684)     (1,809)       (133)       (112)      (577)      (727)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                        10,887       9,207      11,820       9,375         651         299      2,519      3,392
     Shares issued in lieu of cash
       distributions                         881         950       1,271       1,467        --          --          325        401
     Shares redeemed                      (5,551)    (14,894)    (12,889)    (15,297)       (242)       (314)    (1,935)    (6,518)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class A share transactions      6,217      (4,737)        202      (4,455)        409         (15)       909     (2,725)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Class B:
     Shares issued                         7,955       9,781       1,667       1,162          59         140        193        737
     Shares issued in lieu of cash
       distributions                         783         871         112         137           8          11         68         81
     Shares redeemed                      (5,838)     (9,845)       (706)     (3,397)       (153)        (82)      (554)    (1,305)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class B share transactions      2,900         807       1,073      (2,098)        (86)         69       (293)      (487)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Increase (decrease) in net assets
      from share transactions              9,117      (3,930)      1,275      (6,553)        323          54        616     (3,212)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Total increase (decrease) in net
     assets                               12,862      (8,493)      3,893     (10,329)        544        (141)     1,675     (4,697)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
NET ASSETS:
   Beginning of period                    41,172      49,665      28,649      38,978       3,070       3,211      8,836     13,533
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
NET ASSETS:
   End of period                       $  54,034   $  41,172   $  32,542   $  28,649   $   3,614   $   3,070  $  10,511  $   8,836
                                       =========   =========   =========   =========   =========   =========  =========  =========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                1,033         879       1,176         924          65          30        262        352
     Issued in lieu of cash
       distributions                          84          92         126         148        --          --           34         43
     Redeemed                               (528)     (1,453)     (1,280)     (1,547)        (24)        (31)      (205)      (712)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class A share
         transactions                        589        (482)         22        (475)         41          (1)        91       (317)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Class B shares:
     Issued                                  754         934         164         117           6          14         19         77
     Issued in lieu of cash
       distributions                          75          85          11          14           1           1          7          9
     Redeemed                               (559)       (967)        (71)       (347)        (16)         (8)       (59)      (144)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class B shares                    270          52         104        (216)         (9)          7        (33)       (58)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net increase (decrease)
         in shares                           859        (430)        126        (691)         32           6         58       (375)
                                       =========   =========   =========   =========   =========   =========  =========  =========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                            -------------------     --------------------
                                                   EQUITY                 EQUITY
                                                   VALUE                  INCOME
                                                   FUND                   FUND
                                            --------------------    --------------------
                                              1995        1994        1995        1994
                                            --------    --------    --------    --------
INVESTMENT ACTIVITIES:
   Net investment income                    $  1,586    $  1,346    $  1,178    $  1,243
   Net realized gain (loss) on
     securities sold                           6,540        (483)      2,837         499
   Net realized loss on foreign
     currency transactions                      --          --          --          --
   Net unrealized depreciation on
     foreign currency and translation
     of other assets and liabilities
     in foreign currency                        --          --          --          --
   Net unrealized depreciation of
     investment securities                    15,433      (5,037)      9,914      (3,625)
                                            --------    --------    --------    --------
   Net increase (decrease) in net assets
     resulting from operations                23,559      (4,174)     13,929      (1,883)
                                            --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                  (1,491)     (1,293)     (1,011)     (1,081)
     Class B                                     (95)        (53)       (174)       (154)
   Realized capital gains:
     Class A                                  (5,108)       (491)     (1,576)       (346)
     Class B                                    (471)        (24)       (336)        (56)
                                            --------    --------    --------    --------
       Total distributions                    (7,165)     (1,861)     (3,097)     (1,637)
                                            --------    --------    --------    --------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                            11,043      11,046       4,217       3,972
     Shares issued in lieu of cash
       distributions                           6,427       1,758       2,481       1,372
     Shares redeemed                         (11,758)    (13,006)     (6,188)     (6,021)
                                            --------    --------    --------    --------
       Net Class A share transactions          5,712        (202)        510        (677)
                                            --------    --------    --------    --------
   Class B:
     Shares issued                             3,923       1,040       3,547       2,601
     Shares issued in lieu of cash
       distributions                             489          58         497         204
     Shares redeemed                            (635)       (547)     (1,743)     (1,095)
                                            --------    --------    --------    --------
       Net Class B share transactions          3,777         551       2,301       1,710
                                            --------    --------    --------    --------
   Increase (decrease) in net assets
     from share transactions                   9,489         349       2,811       1,033
                                            --------    --------    --------    --------
   Total increase (decrease) in
     net assets                               25,883      (5,686)     13,643      (2,487)
                                            --------    --------    --------    --------
NET ASSETS:
   Beginning of period                        64,438      70,124      40,171      42,658
                                            --------    --------    --------    --------
NET ASSETS:
   End of period                            $ 90,321    $ 64,438    $ 53,814    $ 40,171
                                            ========    ========    ========    ========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                      912       1,019         355         367
     Issued in lieu of cash distributions        508         171         197         131
     Redeemed                                   (993)     (1,235)       (533)       (559)
                                            --------    --------    --------    --------
       Net Class A share transactions            427         (45)         19         (61)
                                            --------    --------    --------    --------
   Class B shares:
     Issued                                      313          96         289         238
     Issued in lieu of cash distributions         38           6          39          19
     Redeemed                                    (52)        (52)       (144)       (102)
                                            --------    --------    --------    --------
       Net Class B shares                        299          50         184         155
                                            --------    --------    --------    --------
       Net increase (decrease) in shares         726           5         203          94
                                            ========    ========    ========    ========

                                            --------------------     -------------------   --------------
                                                   MID CAP                BALANCED          INTERNATIONAL
                                                    VALUE                  GROWTH              GROWTH
                                                    FUND                    FUND               FUND (1)
                                            --------------------    --------------------    -------------
                                              1995       1994        1995       1994            1995
                                            --------    --------    --------    --------      --------
INVESTMENT ACTIVITIES:
   Net investment income                    $    535    $    415    $  1,446    $  1,265      $     32
   Net realized gain (loss) on
     securities sold                             764       1,116       1,009        (334)           81
   Net realized loss on foreign
     currency transactions                      --          --          --          --             (16)
   Net unrealized depreciation on
     foreign currency and translation
     of other assets and liabilities
     in foreign currency                        --          --          --          --            --
   Net unrealized depreciation of
     investment securities                     6,078      (5,588)      6,664      (2,694)          473
                                            --------    --------    --------    --------      --------
   Net increase (decrease) in net assets
     resulting from operations                 7,377      (4,057)      9,119      (1,763)          570
                                            --------    --------    --------    --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                    (484)       (375)     (1,174)     (1,004)          (19)
     Class B                                     (55)        (36)       (275)       (259)           (1)
   Realized capital gains:
     Class A                                    (740)       (670)       (358)       --             (19)
     Class B                                    (101)        (90)        (92)       --              (1)
                                            --------    --------    --------    --------      --------
       Total distributions                    (1,380)     (1,171)     (1,899)     (1,263)          (40)
                                            --------    --------    --------    --------      --------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                             5,976       6,073       3,566       6,221         9,881
     Shares issued in lieu of cash
       distributions                           1,187       1,028       1,457         964            21
     Shares redeemed                          (3,497)     (4,646)     (5,599)     (3,625)         (411)
                                            --------    --------    --------    --------      --------
       Net Class A share transactions          3,666       2,455        (576)      3,560         9,491
                                            --------    --------    --------    --------      --------
   Class B:
     Shares issued                             1,272       3,278       1,472       1,511           604
     Shares issued in lieu of cash
       distributions                             154         125         357         252             2
     Shares redeemed                          (1,076)       (983)     (1,534)     (2,473)          (16)
                                            --------    --------    --------    --------      --------
       Net Class B share transactions            350       2,420         295        (710)          590
                                            --------    --------    --------    --------      --------
   Increase (decrease) in net assets
     from share transactions                   4,016       4,875        (281)      2,850        10,081
                                            --------    --------    --------    --------      --------
   Total increase (decrease) in
     net assets                               10,013        (353)      6,939        (176)       10,611
                                            --------    --------    --------    --------      --------
NET ASSETS:
   Beginning of period                        38,015      38,368      33,658      33,834          --
                                            --------    --------    --------    --------      --------
NET ASSETS:
   End of period                            $ 48,028    $ 38,015    $ 40,597    $ 33,658      $ 10,611
                                            ========    ========    ========    ========      ========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                      491         505         315         591           969
     Issued in lieu of cash distributions         96          95         126          95             2
     Redeemed                                   (296)       (406)       (491)       (354)          (41)
                                            --------    --------    --------    --------      --------
       Net Class A share transactions            291         194         (50)        332           930
                                            --------    --------    --------    --------      --------
   Class B shares:
     Issued                                      106         275         132         143            59
     Issued in lieu of cash distributions         12          12          31          25          --
     Redeemed                                    (89)        (86)       (141)       (242)           (1)
                                            --------    --------    --------    --------      --------
       Net Class B shares                         29         201          22         (74)           58
                                            --------    --------    --------    --------      --------
       Net increase (decrease) in shares         320         395         (28)        258           988
                                            ========    ========    ========    ========      ========

(1) The International Growth Fund commenced operations on May 1, 1995. The information presented is for the period ended December 31, 1995.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
===============================================================================

The Pillar Funds
For a Share Outstanding Throughout the Year

                                                                                                   Ratio of    Ratio of
                                                                                                   Expenses   Net Income
           Net Asset           Distributions                               Ratio of    Ratio of   to Average  to Average
             Value       Net     from Net   Net Asset         Net Assets   Expenses   Net Income  Net Assets  Net Assets
           Beginning Investment Investment  Value End   Total   End of     to Average to Average  (Excluding  (Excluding
           of Period   Income     Income    of Period  Return Period (000) Net Assets Net Assets   Waivers)    Waivers)
---------------------------------------------------------------------------------------------------------------------------
------------------------
U.S. TREASURY SECURITIES
------------------------
  CLASS A
  1995      $1.00      $0.05     $(0.05)     $1.00     5.05%   $463,531      0.65%      4.92%        0.65%      4.92%
  1994       1.00       0.03      (0.03)      1.00     3.44     465,125      0.62       3.39         0.62       3.39
  1993       1.00       0.02      (0.02)      1.00     2.46     420,947      0.64       2.42         0.64       2.42
  1992(1)    1.00       0.02      (0.02)      1.00     2.81*    387,960      0.65       2.67         0.70       2.62
  CLASS B
  1995      $1.00      $0.05     $(0.05)     $1.00     4.80%    $ 3,532      0.90%      4.66%        0.90%      4.66%
  1994       1.00       0.03      (0.03)      1.00     3.17         633      0.87       3.07         0.87       3.07
  1993       1.00       0.02      (0.02)      1.00     2.21         834      0.89       2.17         0.89       2.17
  1992(1)    1.00       0.02      (0.02)      1.00     2.56*        436      0.90       2.27         0.95       2.22

----------------
PRIME OBLIGATION
----------------
  CLASS A
  1995      $1.00      $0.05     $(0.05)     $1.00     5.40%   $259,667      0.65%      5.26%        0.66%      5.25%
  1994       1.00       0.04      (0.04)      1.00     3.67     157,378      0.62       3.68         0.62       3.68
  1993       1.00       0.03      (0.03)      1.00     2.65     129,780      0.64       2.63         0.64       2.63
  1992(1)    1.00       0.02      (0.02)      1.00     2.85*    124,811      0.65       2.63         0.77       2.51
  CLASS B
  1995      $1.00      $0.05     $(0.05)     $1.00     5.14%    $ 6,925      0.90%      5.01%        0.91%      5.00%
  1994       1.00       0.03      (0.03)      1.00     3.40       3,281      0.87       3.89         0.87       3.89
  1993       1.00       0.02      (0.02)      1.00     2.40         377      0.89       2.38         0.89       2.38
  1992(1)    1.00       0.02      (0.02)      1.00     2.60*        243      0.89       2.43         1.01       2.31

----------
TAX-EXEMPT
----------
  CLASS A
  1995      $1.00      $0.03     $(0.03)     $1.00     3.42%   $ 63,628      0.65%      3.37%        0.72%      3.30%
  1994       1.00       0.02      (0.02)      1.00     2.27      37,745      0.65       2.27         0.68       2.24
  1993       1.00       0.02      (0.02)      1.00     1.99      32,994      0.65       1.97         0.69       1.93
  1992(2)    1.00       0.02      (0.02)      1.00     2.42*     22,963      0.65       2.39         0.79       2.25
  CLASS B
  1995      $1.00      $0.03     $(0.03)     $1.00     3.17%    $ 5,238      0.90%      3.14%        0.96%      3.08%
  1994       1.00       0.02      (0.02)      1.00     2.02       2,790      0.90       1.97         0.92       1.95
  1993       1.00       0.02      (0.02)      1.00     1.74       3,866      0.90       1.72         0.94       1.68
  1992(2)    1.00       0.02      (0.02)      1.00     2.17*      2,273      0.90       2.07         1.04       1.93

-----------------------------
U.S. TREASURY SECURITIES PLUS
-----------------------------
  CLASS A
  1995      $1.00      $0.05     $(0.05)     $1.00     5.40%   $ 64,697      0.55%      5.26%        0.62%      5.19%
  1994       1.00       0.04      (0.04)      1.00     3.60      46,301      0.55       3.42         0.63       3.34
  1993(3)    1.00       0.02      (0.02)      1.00     2.66*     89,278      0.55       2.62         0.68       2.49

*   Annualized
(1) The U.S. Treasury Securities Money Market and the Prime Obligations Money Market Funds commenced operations on April 1, 1992.
    Ratios for this period have been annualized.
(2) The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.
(3) The U.S. Treasury Securities Plus Money Market Fund commenced operations on May 3, 1993. Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

================================================================================

For a Share Outstanding Throughout the Year

                             Realized and
         Net Asset            Unrealized Distributions Distributions                                   Ratio of  Ratio of Net
           Value      Net      Gains or     from Net       from      Net Asset   Total    Net Assets   Expenses    Income
         Beginning Investment Losses on    Investment     Capital    Value End   Return     End of    to Average  to Average
         of Period   Income   Securities     Income        Gains     of Period  (DAGGER) Period (000) Net Assets  Net Assets
------------------------------------------------------------------------------------------------------------------------------
---------------------
SHORT-TERM INVESTMENT
---------------------
  CLASS A
  1995     $ 9.97    $0.55      $0.05       $(0.55)       --         $10.02       6.19%    $ 30,642     0.80%       5.52%
  1994      10.01     0.35      (0.04)       (0.35)       --           9.97       3.21       29,187     0.80        3.51
  1993      10.01     0.29        --         (0.29)       --          10.01       2.96       31,337     0.80        2.94
  1992(1)   10.00     0.27       0.03        (0.27)      $(0.02)      10.01       3.47*      30,998     0.80        3.50
  CLASS B
  1995     $ 9.98    $0.53      $0.07       $(0.53)       --         $10.05       6.13%     $ 2,043     1.05%       5.27%
  1994      10.03     0.33      (0.05)       (0.33)       --           9.98       2.85          769     1.05        3.50
  1993      10.01     0.28       0.01        (0.27)       --          10.03       2.90          205     1.05        2.09
  1992(1)   10.00     0.25       0.03        (0.25)      $(0.02)      10.01       3.23*         193     1.05        3.14
------------
FIXED INCOME
------------
  CLASS A
  1995     $ 9.44    $0.59      $1.05       $(0.59)       --         $10.49      17.76%    $113,509     0.80%       5.83%
  1994      10.68     0.59      (1.18)       (0.59)      $(0.06)       9.44      (5.66)      96,558     0.80        5.91
  1993      10.38     0.61       0.52        (0.61)       (0.22)      10.68      11.05      113,892     0.80        5.59
  1992(1)   10.00     0.49       0.44        (0.49)       (0.06)      10.38      11.60*      89,701     0.80        6.24
  CLASS B
  1995     $ 9.44    $0.56      $1.04       $(0.56)       --         $10.48      17.36%     $ 5,844     1.05%       5.58%
  1994      10.68     0.56      (1.18)       (0.56)      $(0.06)       9.44      (5.90)       5,525     1.05        5.65
  1993      10.38     0.58       0.52        (0.58)       (0.22)      10.68      10.76        6,519     1.05        5.24
  1992(1)   10.00     0.47       0.44        (0.47)       (0.06)      10.38      11.39*       1,214     1.05        5.93
--------------------
NEW JERSEY MUNICIPAL
--------------------
  CLASS A
  1995     $ 9.93    $0.47      $0.86       $(0.47)       --         $10.79      13.57%    $ 28,080     0.41%       4.43%
  1994      10.85     0.48      (0.92)       (0.48)       --           9.93      (4.12)      19,977     0.27        4.65
  1993      10.29     0.50       0.56        (0.50)       --          10.85      10.48       27,064     0.20        4.57
  1992(2)   10.00     0.30       0.29        (0.30)       --          10.29       9.01*       9,395     0.46        4.56
  CLASS B
  1995     $ 9.93    $0.44      $0.86       $(0.44)       --         $10.79      13.30%    $ 25,954     0.66%       4.18%
  1994      10.85     0.45      (0.92)       (0.45)       --           9.93      (4.35)      21,195     0.52        4.40
  1993      10.29     0.46       0.56        (0.46)       --          10.85      10.09       22,061     0.45        4.34
  1992(2)   10.00     0.29       0.29        (0.29)       --          10.29       8.29*       5,424     0.62        4.44
----------------------------
INTERMEDIATE-TERM GOVERNMENT
----------------------------
  CLASS A
  1995     $ 9.51    $0.54      $0.86       $(0.54)       --         $10.37      15.00%    $ 28,877     0.80%       5.33%
  1994      10.53     0.51      (1.01)       (0.51)      $(0.01)       9.51      (4.85)      26,277     0.80        5.13
  1993      10.23     0.52       0.32        (0.52)       (0.02)      10.53       8.32       34,075     0.80        4.87
  1992(1)   10.00     0.41       0.24        (0.41)       (0.01)      10.23       7.95*      16,327     0.80        5.30
  CLASS B
  1995     $ 9.51    $0.51      $0.86       $(0.51)       --         $10.37      14.71%     $ 3,665     1.05%       5.08%
  1994      10.53     0.49      (1.01)       (0.49)      $(0.01)       9.51      (5.09)       2,372     1.05        4.83
  1993      10.24     0.49       0.31        (0.49)       (0.02)      10.53       7.94        4,903     1.05        4.59
  1992(1)   10.00     0.39       0.25        (0.39)       (0.01)      10.24       7.86*       2,190     1.05        5.00

        Ratio of   Ratio of Net
        Expenses       Income
        to Average  to Average
        Net Assets  Net Assets   Portfolio
        (Excluding  (Excluding    Turnover
          Waivers)    Waivers)      Rate
-------------------------------------------

---------------------
SHORT-TERM INVESTMENT
---------------------
  CLASS A
  1995     0.97%       5.35%       64.85%
  1994     0.94        3.37        68.39
  1993     0.95        2.79        81.92
  1992(1)  1.01        3.29        68.15
  CLASS B
  1995     1.22%       5.10%       64.85%
  1994     1.20        3.35        68.39
  1993     1.13        2.01        81.92
  1992(1)  1.26        2.93        68.15
------------
FIXED INCOME
------------
  CLASS A
  1995     0.91%       5.72%       35.49%
  1994     0.90        5.81        15.24
  1993     0.91        5.48        49.49
  1992(1)  0.94        6.10        23.86
  CLASS B
  1995     1.16%       5.47%       35.49%
  1994     1.15        5.55        15.24
  1993     1.13        5.16        49.49
  1992(1)  1.20        5.78        23.86
--------------------
NEW JERSEY MUNICIPAL
--------------------
  CLASS A
  1995     0.93%       3.91%        2.83%
  1994     0.93        3.99        16.81
  1993     1.00        3.77        23.83
  1992(2)  1.22        3.80        02.23
  CLASS B
  1995     1.18%       3.66%        2.83%
  1994     1.18        3.74        16.81
  1993     1.23        3.54        23.83
  1992(2)  1.39        3.67        02.23
----------------------------
INTERMEDIATE-TERM GOVERNMENT
----------------------------
  CLASS A
  1995     1.05%       5.08%       68.29%
  1994     0.95        4.98        40.27
  1993     1.00        4.67        31.69
  1992(1)  1.11        4.99        12.38
  CLASS B
  1995     1.30%       4.83%       68.29%
  1994     1.20        4.68        40.27
  1993     1.23        4.41        31.69
  1992(1)  1.36        4.69        12.38

*        Annualized
(DAGGER) Total Return does not reflect sales loads on Class B shares.
(1)      The Short-Term Investment, Fixed Income and the Intermediate-Term Government
         Securities Fund`s commenced operations on April 1, 1992. Ratios for this period have been annualized.
(2)      The New Jersey Municipal Securities Fund commenced operations on May 4, 1992.
         Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
================================================================================

The Pillar Funds
For a Share Outstanding Throughout the Year

                             Realized and
         Net Asset            Unrealized Distributions Distributions                                   Ratio of  Ratio of Net
           Value      Net      Gains or     from Net       from      Net Asset   Total    Net Assets   Expenses    Income
         Beginning Investment Losses on    Investment     Capital    Value End   Return     End of    to Average  to Average
         of Period   Income   Securities     Income        Gains     of Period  (DAGGER) Period (000) Net Assets  Net Assets
-----------------------------------------------------------------------------------------------------------------------------
----------------------
PENNSYLVANIA MUNICIPAL
----------------------
  CLASS A
  1995     $ 9.55    $0.40      $0.68       $(0.40)       --         $10.23      11.53%     $ 3,345      0.80%       4.05%
  1994      10.17     0.36      (0.62)       (0.36)       --           9.55      (2.58)       2,734      0.80        3.67
  1993(1)   10.00     0.23       0.17        (0.23)       --          10.17       6.01        2,922      0.80        3.35
  CLASS B
  1995     $ 9.55    $0.38      $0.67       $(0.38)       --         $10.22      11.15%      $  269      1.05%       3.80%
  1994      10.17     0.33      (0.62)       (0.33)       --           9.55      (2.83)         336      1.05        3.42
  1993(2)    9.98     0.20       0.19        (0.20)       --          10.17       6.28*         289      1.05        3.24
----
GNMA
----
  CLASS A
  1995     $ 8.85    $0.60      $1.09       $(0.60)       --         $ 9.94      19.52%     $ 8,750      0.80%       6.29%
  1994       9.85     0.54      (1.00)       (0.53)      $(0.01)       8.85      (4.71)       6,983      0.80        5.72
  1993(3)   10.00     0.34      (0.15)       (0.34)       --           9.85       2.80*      10,900      0.80        4.48
  CLASS B
  1995     $ 8.84    $0.58      $1.08       $(0.57)       --         $ 9.93      19.24%     $ 1,761      1.05%       6.05%
  1994       9.85     0.50      (1.00)       (0.50)       (0.01)       8.84      (5.05)       1,853      1.05        5.47
  1993(1)   10.01     0.31      (0.16)       (0.31)       --           9.85       2.31*       2,633      1.05        4.70
------------
EQUITY VALUE
------------
  CLASS A
  1995     $10.19    $0.25      $3.46       $(0.25)      $(0.84)     $12.81      36.71%     $82,677      0.80%       2.08%
  1994      11.10     0.21      (0.83)       (0.21)       (0.08)      10.19      (5.61)      61,407      0.80        1.92
  1993      10.64     0.18       0.46        (0.18)       --          11.10       6.12       67,383      0.80        1.74
  1992(4)   10.00     0.14       0.64        (0.14)       --          10.64      10.51*      62,116      0.80        1.82
  CLASS B
  1995     $10.21    $0.21      $3.47       $(0.22)      $(0.84)     $12.83      36.35%     $ 7,644      1.05%       1.83%
  1994      11.12     0.18      (0.83)       (0.18)       (0.08)      10.21      (5.83)       3,031      1.05        1.67
  1993      10.66     0.16       0.46        (0.16)       --          11.12       5.85        2,741      1.05        1.51
  1992(4)   10.00     0.09       0.67        (0.10)       --          10.66      10.35*       1,562      1.05        1.64
-------------
EQUITY INCOME
-------------
  CLASS A
  1995     $10.26    $0.31      $3.29       $(0.31)      $(0.48)     $13.07      35.55%     $44,202      0.80%       2.61%
  1994      11.17     0.32      (0.81)       (0.32)       (0.10)      10.26      (4.42)      34,514      0.80        2.96
  1993      10.72     0.29       0.80        (0.29)       (0.35)      11.17      10.27       38,237      0.80        2.65
  1992(4)   10.00     0.22       0.72        (0.22)       --          10.72      12.72*      32,538      0.80        2.88
  CLASS B
  1995     $10.27    $0.28      $3.29       $(0.28)      $(0.48)     $13.08      35.21%     $ 9,612      1.05%       2.36%
  1994      11.17     0.29      (0.80)       (0.29)       (0.10)      10.27      (4.56)       5,657      1.05        2.71
  1993      10.73     0.28       0.78        (0.27)       (0.35)      11.17       9.94        4,421      1.05        2.42
  1992(4)   10.00     0.15       0.77        (0.19)       --          10.73      12.43*         585      1.05        2.54

           Ratio of   Ratio of Net
           Expenses       Income
          to Average  to Average
           Net Assets  Net Assets   Portfolio
          (Excluding  (Excluding    Turnover
            Waivers)    Waivers)      Rate
---------------------------------------------
----------------------
PENNSYLVANIA MUNICIPAL
----------------------
  CLASS A
  1995        1.27%       3.58%       36.92%
  1994        1.61        2.86        38.20
  1993(1)     1.48        2.67        16.51
  CLASS B
  1995        1.55%       3.30%       36.92%
  1994        1.92        2.55        38.20
  1993(2)     1.48        2.81        16.51
----
GNMA
----
  CLASS A
  1995        1.13%       5.96%        9.69%
  1994        0.97        5.55       102.77
  1993(3)     1.08        4.20       252.73
  CLASS B
  1995        1.37%       5.73%        9.69%
  1994        1.22        5.30       102.77
  1993(1)     1.29        4.46       252.73
------------
EQUITY VALUE
------------
  CLASS A
  1995        1.07%       1.81%       61.88%
  1994        1.06        1.66        44.98
  1993        1.07        1.47        89.91
  1992(4)     1.10        1.52        45.68
  CLASS B
  1995        1.32%       1.56%       61.88%
  1994        1.31        1.41        44.98
  1993        1.30        1.26        89.91
  1992(4)     1.36        1.33        45.68
-------------
EQUITY INCOME
-------------
  CLASS A
  1995        1.10%       2.31%       42.97%
  1994        1.08        2.68        37.76
  1993        1.10        2.35        89.89
  1992(4)     1.14        2.54        58.41
  CLASS B
  1995        1.35%       2.06%       42.97%
  1994        1.33        2.43        37.76
  1993        1.35        2.12        89.89
  1992(4)     1.40        2.19        58.41

*        Annualized
(DAGGER) Total Return does not reflect sales loads on Class B shares.
(1)      The Pennsylvania Municipal--Class A Fund and the GNMA--Class A Fund
         commenced operations on May 3, 1993. Ratios for this period have been annualized.
(2       The Pennsylvania Municipal--Class B Fund commenced operations on May 13,
         1993. Ratios for this period have been annualized.
(3)      The GNMA--Class B Fund commenced operations on May 5, 1993. Ratios for this period have been annualized.
(4)      The Equity Value and the Equity Income Funds commenced operations on
         April 1, 1992. Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

================================================================================


For a Share Outstanding Throughout the Year

                             Realized and
         Net Asset            Unrealized Distributions Distributions                                   Ratio of  Ratio of Net
           Value      Net      Gains or     from Net       from      Net Asset   Total    Net Assets   Expenses    Income
         Beginning Investment Losses on    Investment     Capital    Value End   Return     End of    to Average  to Average
         of Period   Income   Securities     Income        Gains     of Period  (DAGGER) Period (000) Net Assets  Net Assets
-------------------------------------------------------------------------------------------------------------------------------
------------------
MID CAP VALUE FUND
------------------
  CLASS A
  1995     $10.83    $0.15      $1.95       $(0.15)      $(0.23)      $12.55      19.49%     $42,375     0.80%       1.28%
  1994      12.32     0.12      (1.27)       (0.12)       (0.22)       10.83      (9.34)      33,448     0.80        1.06
  1993      10.99     0.11       1.33        (0.11)       --           12.32      13.22       35,648     0.80        1.03
  1992(1)   10.00     0.07       0.99        (0.07)       --           10.99      14.30*      29,507     0.80        0.98
  CLASS B
  1995     $10.82    $0.12      $1.94       $(0.12)      $(0.23)      $12.53      19.13%     $ 5,653     1.05%       1.03%
  1994      12.31     0.10      (1.27)       (0.10)       (0.22)       10.82      (9.54)       4,567     1.05        0.85
  1993      10.99     0.09       1.32        (0.09)       --           12.31      12.88        2,720     1.05        0.83
  1992(1)   10.00     0.05       1.00        (0.06)       --           10.99      14.08*         637     1.05        0.88
---------------
BALANCED GROWTH
---------------
  CLASS A
  1995     $ 9.91    $0.44      $2.27       $(0.44)      $(0.13)      $12.05      27.76%     $32,145     0.80%       3.89%
  1994      10.78     0.37      (0.86)       (0.38)       --            9.91      (4.61)      26,921     0.80        3.64
  1993      10.35     0.38       0.43        (0.38)       --           10.78       7.89       25,712     0.80        3.75
  1992(1)   10.00     0.29       0.34        (0.28)       --           10.35       8.53*      16,899     0.80        3.88
  CLASS B
  1995     $ 9.92    $0.42      $2.28       $(0.42)      $(0.13)      $12.07      27.53%     $ 8,452     1.05%       3.64%
  1994      10.79     0.35      (0.87)       (0.35)       --            9.92      (4.87)       6,737     1.05        3.39
  1993      10.36     0.37       0.42        (0.36)       --           10.79       7.62        8,122     1.05        3.47
  1992(1)   10.00     0.20       0.40        (0.24)       --           10.36       8.15*       2,990     1.05        3.59
--------------------
INTERNATIONAL GROWTH
--------------------
  CLASS A
  1995(2)  $10.00    $0.03      $0.75       $(0.02)      $(0.02)      $10.74       7.81%     $ 9,990     1.50%*      0.79%*
  CLASS B
  1995(3)  $10.00    $0.01      $0.75       $(0.01)      $(0.02)      $10.73       7.64%       $ 621     1.75%*      0.45%*

           Ratio of   Ratio of Net
           Expenses       Income
         Neto Average  to Average
           Net Assets  Net Assets   Portfolio
         Be(Excluding  (Excluding    Turnover
         of  Waivers)    Waivers)      Rate
---------------------------------------------
------------------
MID CAP VALUE FUND
------------------
  CLASS A
  1995        1.10%       0.98%       32.96%
  1994        1.08        0.78        13.82
  1993        1.10        0.73        24.49
  1992(1)     1.15        0.63        09.29
  CLASS B
  1995        1.35%       0.73%       32.96%
  1994        1.33        0.57        13.82
  1993        1.35        0.53        24.49
  1992(1)     1.40        0.53        09.29
---------------
BALANCED GROWTH
---------------
  CLASS A
  1995        1.11%       3.58%       41.63%
  1994        1.09        3.35        27.15
  1993        1.14        3.41        63.03
  1992(1)     1.20        3.48        82.76
  CLASS B
  1995        1.36%       3.33%       41.63%
  1994        1.34        3.10        27.15
  1993        1.38        3.14        63.03
  1992(1)     1.45        3.19        82.76
------------------
INTERNATION GROWTH
------------------
  CLASS A
  1995(2)     2.11%*      0.18%*        14.32%
  CLASS B
  1995(3)     2.38%*     (0.18)%*       14.32%

*        Annualized
(DAGGER) Total Return does not reflect sales loads on Class B shares.
(1)      The Mid Cap Value and the Balanced Growth Funds commenced operations on
         April 1, 1992. Ratios for this period have been annualized.
(2)      The International Growth Fund--Class A commenced operations on May 1, 1995.
         Ratios for this period have been annualized.
(3)      The International Growth Fund--Class B commenced operations on May 4, 1995.
         Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================

The Pillar Funds -- December 31, 1995

1. ORGANIZATION
The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with fifteen funds: the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, the Short-Term Investment Fund, the Fixed Income Fund, the New Jersey Municipal Securities Fund, the Intermediate-Term Government Securities Fund, the Pennsyl- vania Municipal Securities Fund, the GNMA Fund, the Equity Value Fund (formerly known as the Equity Growth Fund), the Equity Income Fund, the Mid Cap Value Fund (formerly known as the Equity Agressive Growth Fund), the Balanced Growth Fund and the International Growth Fund ("the Funds"). Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund, the Pennsylvania Municipal Securities Fund and the International Growth Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of the Bank Investment Division of United Jersey Bank. The minimum investment for this Fund is $100,000. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--The value of investment securities held by the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund and the U.S. Treasury Securities Plus Money Market Fund ("the Money Market Funds") are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal Income Tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
     The International Growth Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Growth Fund accrues such taxes when the related income is earned.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Growth Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the rele-

================================================================================


vant rates of exchange prevailing on the respective dates of such transactions.
     The International Growth Fund does not isolate that portion of gains and losses on investment securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.
     The International Growth Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by the Adviser ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Growth Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. The Equity Funds and the Balanced Growth Fund declare and pay distributions from net investment income quarterly, except for the International Growth Fund which declares and pays distributions periodically. Any net realized capital gains will be distributed at least annually for all Funds.
     RECLASSIFICATION--Certain reclassifications have been made to prior year amounts to conform with current year presentation.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net asset value each day.
     Subsequent to year-end, the Trust was notified of possible claims, which are associated with inappropriate deposits made by certain shareholders in the U.S. Treasury, Prime Obligation and Tax-Exempt Money Market Funds. While each Fund's exposure varies, as of February 22, 1996, the Funds' aggregate exposure from these possible claims is less than .1% of aggregate net assets of these Funds. The Trust and its service providers maintain insurance coverage which may insure these claims. In management's opinion, the resolution of this matter will not have a material effect on the financial condition and results of operations of these Funds.
     USE OF ESTIMATES--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS
================================================================================

The Pillar Funds -- December 31, 1995

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES
The Trust incurred organization costs of approximately $211,000. Organizational costs have been capitalized by the fund and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamoritzed organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $47,000 for organizational work performed by a law firm of which an officer of the fund is a partner.
     Certain officers and /or Trustees of the Trust are also officers and/or Directors of SEI Financial Management Company (the "Administrator"). The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust and the Administrator are parties to an Administration Agreement (the "Agreement"), under which the Administrator provides the Trust with administrative services for an annual fee which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Fund with the exception of the U.S. Treasury Securities Plus Money Market Fund with an annual fee which is calculated daily and paid monthly at an annual rate of
 .35% of average daily net assets. The Administrator has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of certain Funds.
     SEI Financial Services Company (the "Distributor") acts as the distributor of the Trust's shares. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class B shares pursuant to Rule 12b-1. The Plan provides for payment to the Distributor at an annual rate of .25% of the Funds Class B average daily net assets. The Distributor receives no fees for its distribution services under this Plan for Class A shares of any fund with the exception of the U.S. Treasury Securities Plus Money Market Fund which pays a distribution fee of .03% of net assets.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS
The Trust and United Jersey Bank Investment Management Division, a division of United Jersey Bank, (the "Adviser") are parties to an advisory agreement. Under the terms of the agreement, the Adviser will receive a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation and Tax-Exempt Money Market Funds, .15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, .60% of the average daily net assets of the Fixed Income Funds and .75% of the average daily net assets of the Equity Funds and the Balanced Growth Fund. The Trust and the Adviser are also parties to a second advisory agreement relating only to the International Growth Fund. Under the terms of the agreement the Adviser will receive a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of the Funds.
     Wellington Management Company serves as the investment sub-advisor to the International Growth Fund.

================================================================================


     United Jersey Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each domestic Fund and an annual rate of .17% of the average daily net assets of the International Growth Fund.
The Trust has a line of credit agreement with the Custodian to provide for the advance of funds as required to meet redemption requests.


6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, during the period ended December 31, 1995 were as follows:

                                    New
               Short-Term  Fixed   Jersey   Int.-Term     PA
                   Inv.    Income   Muni.     Govt.      Muni.    GNMA
               ----------  ------  -------  ----------  ------  --------
                  (000)     (000)   (000)      (000)     (000)    (000)
Purchases
  U.S. Gov't         --   $37,400      --     $21,853       --   $1,158
  Other          $2,844     4,927  $6,837          --   $1,447       --
Sales
  U.S. Gov't         --    36,365      --      20,989       --      872
  Other           4,000     1,970   1,238          --    1,183       --

                                      Mid
                 Equity    Equity     Cap     Balanced   International
                  Value    Income    Value     Growth        Growth
                --------  --------  --------  ---------  -------------
                  (000)     (000)    (000)      (000)         (000)
Purchases
  U.S. Gov't         --         --       --     $8,389            --
  Other         $44,327    $20,144  $15,901      6,708       $10,755
Sales
  U.S. Gov't         --         --       --      7,031            --
  Other          44,232     19,284   13,427      8,627           969


At December 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1995, for each Fund is as follows:

                                       New
                  Short-Term  Fixed   Jersey   Int.-Term     PA
                      Inv.    Income   Muni.     Govt.      Muni.    GNMA
                  ----------  ------  -------  ----------  ------  --------
                     (000)     (000)   (000)      (000)     (000)    (000)
Aggregate gross
  unrealized gain     $55     $3,114   $1,132     $520       $90    $185
Aggregate gross
  unrealized loss      (1)      (154)     (57)     (82)       (1)    (19)
                      ---     ------   ------     ----       ---    ----
Net unrealized
  gain (loss)         $54     $2,960   $1,075     $438       $89    $166

                                         Mid
                    Equity    Equity     Cap     Balanced   International
                     Value    Income    Value     Growth        Growth
                   --------  --------  --------  ---------  -------------
                     (000)     (000)    (000)      (000)         (000)
Aggregate gross
  unrealized gain  $17,567    $10,205   $8,448     $5,730        $616
Aggregate gross
  unrealized loss     (460)      (467)  (1,347)       (19)       (143)
                   -------    -------   ------     ------        ----
Net unrealized
  gain (loss)      $17,107    $ 9,738   $7,101     $5,711        $473


7. CONCENTRATION OF CREDIT RISK
The money market funds invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within one of the two highest ratings category assigned by a nationally recognized statistical rating agency ("NRSRO") or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Growth Fund invests in a combination of equity, fixed income and money market securities.
     The taxable funds may invest in bank obligations. As a result of this policy, these investments may be subject to greater risk than a fund that does not invest in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risk of investing in foreign securities and are not subject to the same reserve

NOTES TO FINANCIAL STATEMENTS
================================================================================

December 31, 1995


requirements and other regulations as those of U.S. banks.
     The New Jersey Municipal and the Pennsylvania Municipal Securities Funds invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures, rated Baa or better by a NRSRO, or, if not rated, determined by the Adviser to be of comparable quality. Although the Funds maintain a diversified portfolio, the issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
The following tables present a summary of holdings in each of these portfolios:

                                                     Tax-
                             U.S.                   Exempt       U.S.
                           Treasury       Prime     Money      Treasury
                          Securities   Obligation   Market  Securities Plus
                          ----------   ----------   ------  ---------------
U.S. Gov't. Securities      95.3%         33.7%       --         57.9%
Repurchase Agreements         --          31.8        --         42.1
Municipal Securities          --            --      96.1%          --
Commercial Paper              --          25.8        --           --
Other Short Term
  Securities                 4.7           8.7       3.9           --

                          Short-Term   Fixed    New Jersey   Int.-Term
                              Inv.     Income      Muni.       Govt.
                          ----------   ------   ----------   ---------
U.S. Gov't. Securities       20.0%      73.6%      1.9%        98.6%
Repurchase Agreements          --         --        --           --
AAA                           9.9        3.0      62.2           --
AA                           24.5       15.9      29.3           --
A                            44.9        6.2       4.5           --
BBB                            --         --        --           --
BB                             --         --        --           --
NR                             .7        1.3       2.1          1.4
All Other                      --         --        --           --

                              Balanced    PA
                               Growth    Muni.   GNMA
                              --------   -----   -----
U.S. Gov't. Securities          44.0%       --    94.2%
Repurchase Agreements             --        --      --
AAA                               --      83.0%     --
AA                               2.6      10.5      --
A                                1.8       2.8      --
BBB                               --        --      --
BB                                --        --      --
NR                               1.1       3.7     5.8
Common Stock                    50.5        --      --
All Other                         --        --      --

8. CAPITAL LOSS CARRYFORWARDS
The capital loss carryforwards at December 31, 1995, for Federal Income Tax purposes are as follows:

Tax-Exempt Money Market $1,752
expiring in 2000.
Tax-Exempt Money Market $4,471
     expiring in 2003.
U.S. Treasury Securities plus $1,438
     expiring in 2001.
U.S. Treasury Securities plus $18,663
     expiring in 2002.
Short-Term Investment $29,455
     expiring in 2002.
Fixed Income $291,922 expiring in 2003.
New Jersey Municipal Securities $318
     expiring in 2001.
New Jersey Municipal Securities $127,146
      expiring in 2002.
New Jersey Municipal Securities $180,569
     expiring in 2003.
Intermediate-Term Government Securities $402,817 expiring in 2002. Intermediate-Term Government Securities $792,812 expiring in 2003. Pennsylvania Municipal Securities $1,763 expiring in 2002.
Pennsylvania Municipal Securities $7,946 expiring in 2003.
GNMA $291,101 expiring in 2003.

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

9. SECURITIES LENDING
The U.S. Treasury Securities Money Market Fund loaned securities to certain brokers who paid the Fund negotiated lenders' fees. These fees are included in interest income. The Fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities. At year end the U.S. Treasury Securities Money Market Fund had no loaned securities.

REPORT OF THE INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market,
U. S. Treasury Securities Plus Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, and International Growth Funds of the Pillar Funds as of December 31, 1995, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U. S. Treasury Securities Plus Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, and International Growth Funds of the Pillar Funds as of December 31, 1995, the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, Pa.
February 22, 1996

NOTICE TO SHAREHOLDERS OF THE PILLAR FUND (UNAUDITED)
================================================================================

December 31, 1995

Dear Pillar Shareholders:

For the fiscal year ended December 31, 1995, each Fund is designating long term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                           (A)
                                        LONG TERM           (B)
                                         CAPITAL         ORDINARY             (C)                               (E)
                                          GAINS           INCOME             TOTAL              (D)             TAX-
                                      DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS      QUALIFYING         EXEMPT
PORTFOLIO                              (TAX BASIS)      (TAX BASIS)       (TAX BASIS)      DIVIDENDS (1)      INTEREST
---------                             --------------   -------------     -------------     -------------      --------
U.S. Treasury Securities
     MM Fund                                0%              100%              100%              0%                0%
Prime Obligations MM Fund                   0               100               100               0                 0
Tax Exempt MM Fund                          0               100               100               0               100
U.S. Treasury Securities
     Plus MM Fund                           0               100               100               0                 0
Short-Term Investment Fund                  0               100               100               0                 0
Fixed Income Fund                           0               100               100               0                 0
New Jersey Municipal
     Securities Fund                        0               100               100               0                97
Intermediate-Term Government
     Securities Fund                        0               100               100               0                 0
Pennsylvania Municipal
     Securities Fund                        0               100               100               0               100
GNMA Fund                                   0               100               100               0                 0
Equity Value Fund                          72                28               100             100                 0
Equity Income Fund                         56                44               100             100                 0
Mid Cap Value Fund                         33                67               100             100                 0
Balanced Growth Fund                       24                76               100              31                 0
International Growth Fund                   0               100               100               0                 0

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of the fund's total distributions. ** Items (D) and (E) are based on a percentage of ordinary income distributions of the fund.

Please consult your tax adviser for proper treatment of this information.

                                      NOTES

                                      NOTES

                                    ADVISOR:

                            [UNITED JERSEY BANK LOGO]

                                  DI\STRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY
                            680 East Swedesford Road
                         Wayne, Pennsylvania 19087-1658
                                 1-800-342-5734




PIL-F-015-05